              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                                   Depositor

                    EMERGENT MORTGAGE HOLDINGS CORPORATION

                              Unaffiliated Seller

                                      and

                            HOMEGOLD FINANCIAL INC.

                          ---------------------------

                        UNAFFILIATED SELLER'S AGREEMENT

                            Dated as of May 1, 1999

                               TABLE OF CONTENTS

                                                                                                        Page
ARTICLE ONE DEFINITIONS..................................................................................1

   Section 1.01.         Definitions.....................................................................1

ARTICLE TWO PURCHASE, SALE AND CONVEYANCE OF THE MORTGAGE LOANS...........................................4

   Section 2.01.         Agreement to Purchase Mortgage Loans............................................4

   Section 2.02.         Purchase Price..................................................................4

   Section 2.03.         Delivery of Mortgage Loan Files.................................................4

   Section 2.04.         Transfer of Mortgage Loans; Assignment of Agreement.............................4

   Section 2.05.         Examination of Mortgage Loan File...............................................5

   Section 2.06.         Books and Records...............................................................5

ARTICLE THREE REPRESENTATIONS AND WARRANTIES.............................................................5

   Section 3.01.         Representations and Warranties as to the Unaffiliated Seller....................5

   Section 3.02.         Representations and Warranties Relating to the Mortgage Loans...................7

   Section 3.03.         Covenants of the Unaffiliated Seller...........................................15

   Section 3.04.         Representations and Warranties of the Depositor................................16

   Section 3.05.         Repurchase Obligation for Breach of a Representation or Warranty...............17

   Section 3.06.         Reassignment of Purchased Mortgage Loans.......................................18

   Section 3.07.         Waivers........................................................................18

   Section 3.08.         Representations and Warranties of HomeGold Financial...........................18

ARTICLE FOUR THE UNAFFILIATED SELLER....................................................................19

   Section 4.01.         Liability of the Unaffiliated Seller...........................................19

   Section 4.02.         Merger or Consolidation........................................................19



   Section 4.03.         Costs..........................................................................20

   Section 4.04.         Servicing......................................................................21

   Section 4.05.         Mandatory Delivery.............................................................21

   Section 4.06.         Indemnification................................................................21

ARTICLE FIVE CONDITIONS OF CLOSING......................................................................25

   Section 5.01.         Conditions of Depositor's Obligations..........................................25

   Section 5.02.         Conditions of Unaffiliated Seller's Obligations................................27

   Section 5.03.         Termination of Depositor's Obligations.........................................28

ARTICLE SIX MISCELLANEOUS.............................................................................. 28

   Section 6.01.         Notices........................................................................28

   Section 6.02.         Severability of Provisions.....................................................28

   Section 6.03.         Agreement of Unaffiliated Seller...............................................29

   Section 6.04.         Survival.......................................................................29

   Section 6.05.         Effect of Headings and Table of Contents.......................................29

   Section 6.06.         Successors and Assigns.........................................................29

   Section 6.07.         Governing Law..................................................................29

   Section 6.08.         Confirmation of Intent.........................................................29

   Section 6.09.         Execution in Counterparts......................................................30

   Section 6.10.         Amendments.....................................................................30

   Section 6.11.         Miscellaneous..................................................................31



EXHIBITS

Exhibit A - Schedule of Mortgage Loans

Exhibit B - Officer's Certificate

         This Unaffiliated Seller's Agreement, dated as of May 1, 1999, among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation (the "Depositor"), EMERGENT MORTGAGE HOLDINGS CORPORATION, a Delaware corporation (the "Unaffiliated Seller"), and HOMEGOLD FINANCIAL, INC., a South Carolina corporation ("HomeGold Financial").

                             W I T N E S S E T H:

         WHEREAS, the Depositor has agreed to purchase from the Unaffiliated Seller and the Unaffiliated Seller, pursuant to this Agreement, is selling to the Depositor the Mortgage Loans and Other Conveyed Property;

         WHEREAS, it is the intention of the Unaffiliated Seller and the Depositor that simultaneously with the Unaffiliated Seller's conveyance of the Mortgage Loans and Other Conveyed Property to the Depositor (a) the Depositor shall deposit the Mortgage Loans and Other Conveyed Property in a trust pursuant to a Sale and Servicing Agreement to be dated as of May 1, 1999 (the "Sale and Servicing Agreement"), to be entered into by and among the Depositor, as Depositor, HomeGold, Inc., as Servicer, Fairbanks Capital Corp., as Back-up Servicer, First Union National Bank, as Indenture Trustee (the "Indenture Trustee"), into the HomeGold Home Equity Loan Trust 1999-1 (the "Trust") created pursuant to the Trust Agreement dated as of May 1, 1999 (the "Trust Agreement") between Unaffiliated Seller as Sponsor and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), and (b) the Indenture Trustee shall issue notes (the "Notes") evidencing beneficial ownership interests in the Trust to or upon the written order of the Depositor;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                 ARTICLE ONE

                                 DEFINITIONS

         Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

         "Agreement" means this Unaffiliated Seller's Agreement, as amended or supplemented in accordance with the provisions hereof.

         "Commission" means the Securities and Exchange Commission and its successors.

         "Cut-off Date" means the opening of business on May 1, 1999 for any Mortgage Loan, and with respect to all Qualified Substitute Mortgage Loans, the first day of the calendar month in which the substitution occurs.

         "Cut-off Date Principal Balance" means as to each Mortgage Loan, its unpaid principal balance as of the Cut-off Date.

         "Depositor Information" shall have the meaning given to such term in
Section 4.06(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FSA Information" means any information furnished by the Insurer in writing expressly for the use in the Offering Document, it being understood that in respect of the initial Offering Document, the FSA Information is limited to the information included under the caption "The Insurer" and the financial statements of the Insurer incorporated by reference therein.

         "Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics liens and any liens that attach to a Mortgaged Property by operation of law.

         "Mortgage Loans" means the mortgage loans listed on the Schedule of Mortgage Loans which were identified as of May 1, 1999 and any mortgage loan substituting or replacing a Mortgage Loan pursuant to the terms of the Sale and Servicing Agreement.

         "Original Pool Balance" means the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

         "Originator" means HomeGold, Inc., a South Carolina corporation.

         "Other Conveyed Property" means all monies at any time paid or payable on the Mortgage Loans or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received by the Originator, the Unaffiliated Seller or the Depositor after the Cut-off Date), the insurance policies relating to the Mortgage Loans and all Insurance Proceeds, rights of the Unaffiliated Seller against the Originator under the Purchase Agreement and Assignment, all items contained in the Mortgage Files, and any REO Property, together with all collections thereon and proceeds thereof.

         "Prospectus" means the Prospectus dated March 23, 1999 relating to the offering by the Depositor from time to time of its pass-through certificates or notes (issuable in series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

         "Prospectus Supplement" means the Prospectus Supplement dated May 19, 1999, relating to the offering of the Notes in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

         "Purchase Agreement and Assignment" means the Agreement dated as of May 1, 1999 among the Originator, the Unaffiliated Seller and HomeGold Financial, Inc.

         "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-74859) relating to the offering by the Depositor from time to time of its pass-through certificates or notes (issuable in series) as heretofore declared effective by the Commission.

         "Related Documents" means the Insurance Agreement dated as of May 1, 1999 among the the Unaffiliated Seller, HomeGold Financial, the Depositor, HomeGold Home Equity Loan Trust 1999-1 and Financial Security Assurance Inc. and the Indemnification Agreement dated as of May 19, 1999 among the Unaffiliated Seller, HomeGold Financial, the Depositor, HomeGold Home Equity Loan Trust 1999-1 and Financial Security Assurance Inc.

         "Schedule of Mortgage Loans" means the schedule of Mortgage Loans and related mortgage notes attached hereto as Schedule A.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Termination Event" means the existence of any one or more of the following conditions:

         (a) A stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

         (b) Subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating accorded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Notes, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

         (c) Subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

         (d) Subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Notes, (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus Supplement.

         "Unaffiliated Seller" means Emergent Mortgage Holdings Corporation, in its capacity as Unaffiliated Seller of the Mortgage Loans under this Agreement and any successor to Emergent Mortgage Holdings Corporation, whether through merger, consolidation, purchase and assumption of Emergent Mortgage Holdings Corporation or all or substantially all of its assets or otherwise.

         "Unaffiliated Seller Repurchase Event" means the occurrence of a breach of any of the Unaffiliated Seller's representations and warranties under Section 3.02 herein.

         Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Sale and Servicing Agreement.

                                 ARTICLE TWO

              PURCHASE, SALE AND CONVEYANCE OF THE MORTGAGE LOANS

         Section 2.01. Agreement to Purchase Mortgage Loans. Subject to the terms and conditions of this Agreement, the Unaffiliated Seller hereby sells, transfers, assigns, and otherwise conveys to the Depositor without recourse (but without limitation of its obligations and representations in this Agreement), and the Depositor hereby purchases, all right, title and interest of the Unaffiliated Seller in and to the Mortgage Loans and the Other Conveyed Property relating thereto. It is the intention of the Unaffiliated Seller and the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Mortgage Loans and the Other Conveyed Property relating thereto from the Unaffiliated Seller to the Depositor, conveying good title thereto free and clear of any Liens, and such Mortgage Loans and Other Conveyed Property shall not be part of the Unaffiliated Seller's estate in the event of the filing of a bankruptcy petition by or against the Unaffiliated Seller under any bankruptcy or similar law.

         Section 2.02. Purchase Price. On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Mortgage Loans and the Other Conveyed Property relating thereto to the Depositor, the Depositor will deliver to the Unaffiliated Seller the net proceeds from the issuance of the Notes and will deliver to or upon the written order of the Unaffiliated Seller, the Certificate to be issued by the Trust pursuant to Section 4.2 of the Trust Agreement.

         Section 2.03. Delivery of Mortgage Loan Files. On or prior to the Closing Date, the Unaffiliated Seller shall deliver or shall cause to be delivered to the Indenture Trustee (as assignee of the Depositor and the Trust pursuant to the Sale and Servicing Agreement) the documents listed in Section 2.03(a) of the Sale and Servicing Agreement with respect to each Mortgage Loan being sold to the Depositor on such date.

         Section 2.04. Transfer of Mortgage Loans; Assignment of Agreement. The Depositor has the right to assign its interest under this Agreement to the Trust, as may be required to effect the purposes of the Sale and Servicing Agreement and the Trust has the right to pledge such interest to the Indenture Trustee as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Unaffiliated Seller, the Trust and the Indenture Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Sale and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by this Section 2.04 and Section 3.05 hereof to the Trust and the Trust shall pledge all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by this Section
2.04 and Section 3.05 to the Indenture Trustee. The Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Trust and the Indenture Trustee and the Trust and the Indenture Trustee may enforce diligently, without joinder of the Depositor, the repurchase obligations of the Unaffiliated Seller set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.05. Examination of Mortgage Loan File. Prior to the Closing Date, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date. If the Depositor or its designee makes such examination prior to the Closing Date, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Schedule of Mortgage Loans. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor or the Indenture Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Indenture Trustee to demand repurchase or other relief as provided in this Agreement.

         Section 2.06. Books and Records. The sale of each Mortgage Loan shall be reflected on the Unaffiliated Seller's balance sheet and other financial statements as a sale of assets by the Unaffiliated Seller. The Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust and the pledge thereof to the Indenture Trustee, for the benefit of the Noteholders and the Insurer.

                                ARTICLE THREE

                        REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

         (a) Organization and Good Standing. The Unaffiliated Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Mortgage Loans and the Other Conveyed Property transferred to the Depositor;

         (b) Due Qualification. The Unaffiliated Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification;

         (c) Power and Authority. The Unaffiliated Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Unaffiliated Seller has full power and authority to sell and assign the Mortgage Loans and the Other Conveyed Property to be sold and assigned to and deposited with the Depositor by it and has duly authorized such sale and assignment to the Depositor by all necessary corporate action; the execution, delivery and performance of this Agreement and the Related Documents to which it is a party have been duly authorized by the Unaffiliated Seller by all necessary corporate action; and this Agreement has been duly and validly executed and delivered by the Unaffiliated Seller;

         (d) Valid Sale; Binding Obligations. This Agreement shall effect a valid sale, transfer and assignment of the Mortgage Loans and the Other Conveyed Property, enforceable against the Unaffiliated Seller and creditors of and purchasers from the Unaffiliated Seller; and this Agreement constitutes a legal, valid and binding obligation of the Unaffiliated Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, the certificate of incorporation or by-laws of the Unaffiliated Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Unaffiliated Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this

                  Agreement, or violate any law, order, rule or regulation applicable to the Unaffiliated Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Unaffiliated Seller or any of its properties;

         (f) No Proceedings. There are no material proceedings or investigations pending or, to the Unaffiliated Seller's knowledge, threatened against the Unaffiliated Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Unaffiliated Seller or its properties
                  (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement,
                  (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Unaffiliated Seller of its obligations under, or the validity or enforceability of, this Agreement, (iv) involving the Unaffiliated Seller and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate , or (v) that could have a material adverse effect on the Mortgage Loans;

         (g) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Unaffiliated Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date; and

         (h) Chief Executive Office. The chief executive office of the Unaffiliated Seller is at 44 East Camperdown Way, Greenville, South Carolina 29601, Attention: William P. Crawford.

         Section 3.02. Representations and Warranties Relating to the Mortgage Loans. The Unaffiliated Seller represents and warrants to the Depositor, as of the Closing Date, as to each Mortgage Loan, that immediately prior to the sale and transfer of the relevant Mortgage Loans on such date by the Unaffiliated Seller to the Depositor and immediately prior to the sale of the Mortgage Loans from the Depositor to the Trust pursuant to the Sale and Servicing Agreement and the pledge thereof by the Trust to the Indenture Trustee pursuant to the Indenture:

         (a) The information with respect to each Mortgage Loan set forth in the Schedule of Mortgage Loans is true and correct as of the related Cut-off Date;

         (b) All of the original or certified documentation required to be delivered to the Trust, pursuant to the Sale and Servicing Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee, in accordance with the terms of such Sale and Servicing Agreement. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

         (c) Except as otherwise disclosed on the Mortgage Loan Schedule, each Mortgaged Property is improved by a single
                  (one-to-four) family residential dwelling, which may include condominiums, townhouses and units in planned unit developments, or manufactured housing, but shall not include cooperatives;

         (d) No Mortgage Loan had an original Loan-to-Value Ratio in excess of 140%;

         (e) Each Mortgage is a valid and subsisting first or junior lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

         (f) Immediately prior to the transfer and assignment herein contemplated, the Unaffiliated Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by it subject to no Liens, except Liens which will be released simultaneously with such transfer and assignment and immediately upon the sale and assignment herein contemplated, the Depositor will hold good and infeasible title to, and will be the sole owner of each Mortgage Loans subject to no liens, except Liens which will be released simultaneously with such sale and assignment;

         (g) As of the related Cut-off Date, no Mortgage Loan is 30 or more days delinquent;

         (h) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair;

         (i) There is no valid and enforceable right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (j) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (l) below;

         (k) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws;

         (l) Except for the Mortgage Loans as to which the policies under which they were originated, no title insurance was required, with respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, in an amount at least equal to the initial Stated Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or junior mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (e) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-off Date such policy will be valid and thereafter such policy shall continue in full force and effect;

         (m) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy of the type described in the related Sale and Servicing Agreement) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan and (B) the minimum amount required to compensate for damage or loss on a replacement cost basis;

         (n) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy (which may be a blanket policy of the type described in the Sale and Servicing Agreement) in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan and (B) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

         (o) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed;

         (p) The Unaffiliated Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the servicer in any insurance policies applicable to any Mortgage Loans delivered by such Unaffiliated Seller including, to the extent such Mortgage Loan is not covered by a blanket policy described in the Sale and Servicing Agreement, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the servicer;
                  (q) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been recorded or are in the process of being recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof for the benefit of the Trustee, or the Trust Administrator on behalf of the Trustee, subject to the provisions of
                  Section 2.03 of the Sale and Servicing Agreement;

         (r) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the owners and which has been delivered to the Indenture Trustee;

         (s) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans have been paid;

         (t) Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

         (u)      No Mortgage Loan was originated under a buydown plan;

         (v) No Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature;

         (w) Each Mortgaged Property is located in the state identified in the Schedule of Mortgage Loans, and except as is described in the Mortgage Loan Schedule, consists of one or more parcels of real property with a residential dwelling thereon;

         (x) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (y) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Mortgage Note permits or obligates the Originator to make future advances to the related Mortgagor at the option of the Mortgagor;

         (z) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (aa) All of the improvements of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, and, if a title insurance policy exists with respect to such Mortgaged Property, are stated in such title insurance policy and affirmatively insured;

         (bb) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law;

         (cc) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Originator or the Trust Fund to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

         (dd) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage;

         (ee) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Originator or the Unaffiliated Seller has waived any default, breach, violation or event of acceleration;

         (ff) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part;

         (gg) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the Originator's underwriting guidelines in effect at the time such Mortgage Loan was originated;

         (hh) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each

                  Mortgage Note and Mortgage have been duly and properly executed by such parties;

         (ii) The Unaffiliated Seller has no actual knowledge that there exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

         (jj) None of the Mortgage Loans shall be due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

         (kk) At the Cut-off Date, no Mortgagor had been identified on the records of the Originator as being the subject of a current bankruptcy proceeding;

         (ll) By the Closing Date, the Unaffiliated Seller will have caused the portions of the Unaffiliated Seller's records relating to the Mortgage Loans to be clearly and unambiguously marked to show that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the Sale and Servicing Agreement and have been pledged to the Indenture Trustee in accordance with the terms of the Indenture.

         (mm) No Mortgage Loan was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Mortgage Loan under this Agreement or pursuant to transfers of the Notes. The Unaffiliated Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Mortgage Loans;

         (nn) All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Indenture Trustee, a first or junior priority perfected lien on, or ownership interest in, the Mortgage Loans and the proceeds thereof and the other property of the Trust Fund have been made, taken or performed;

         (oo) The Unaffiliated Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Mortgage Loan or otherwise to impair the rights of the Trust and the Noteholders in any Mortgage Loan or the proceeds thereof;

         (pp)     No Mortgage Loan is assumable (without the consent of the

                  Originator which consent has not been given) by another Person in a manner which would release the Mortgagor thereof from such Mortgagor's obligations to the Unaffiliated Seller with respect to such Mortgage Loan;

         (qq)     With respect to the Group I Mortgage Loans as of the Cut-off
                  Date: the aggregated Stated Principal Balance was $20,351,882.24; each of the Stated Principal Balances was at least $1,281.35 but no more than $447,294.91;the average Stated Principal Balance was $29,973.32; the Mortgage Rates were at least 8.000% but no more than 18.428%; the weighted average Mortgage Rate was 12.005%; the original Loan-to-Value Ratios were at least 4.98% but no more than 133.61%; the weighted average original Loan-to-Value Ratio was 60.72%; the remaining terms to stated maturity were at least 11 months but no more than 359 months; the weighted average remaining term to stated maturity was approximately
                  182.74 months; the original terms to stated maturity were at least 35 months but no more than 363 months; the weighted average original term to stated maturity was approximately
                  198.55 months; and no more than 2.20% of the aggregate Stated Principal Balance of the Mortgage Loans are secured by Mortgaged Properties located in any one postal ZIP code area;

         (rr) With respect to the Group II Mortgage Loans as of the Cut-off Date: the aggregated Stated Principal Balance was $39,277,999.04; each of the Stated Principal Balances was at least $14,406.87but no more than $206,250.00: the average Stated Principal Balance was $66,124.58; the Mortgage Rates were at least 6.100% but no more than 18.990%; the weighted average Mortgage Rate was 1.649%; the original Loan-to-Value Ratios were at least 11.80% but no more than 138.18%; the weighted average original Loan-to-Value Ratio was 77.38%; the remaining terms to stated maturity were at least 33 months but no more than 359 months; the weighted average remaining term to stated maturity was approximately 222.89 months; the original terms to stated maturity were at least 60 months but no more than 370 months; the weighted average original term to stated maturity was approximately 237.14 months; and no more than 2.05% of the aggregate Stated Principal Balance of the Mortgage Loans are secured by Mortgaged Properties located in any one postal ZIP code area;

         (ss) No selection procedures adverse to the Noteholders or to the Insurer have been utilized in selecting such Mortgage Loan from all other similar Mortgage Loans originated by the Originator;

         (tt) The related Mortgaged Property has not been subject to any foreclosure proceeding or litigation;

         (uu) There was no fraud involved in the origination of the Mortgage

                  Loan by the mortgagee or the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan; and

         (vv) Except for Mortgage Loans as to which the policies under which they were originated no appraisal was required, each Mortgage File contains an appraisal of the Mortgaged Property indicating an appraised value equal to the appraised value of such Mortgaged Property on the Mortgage Loan Schedule. Each such appraisal has been performed in accordance with the requirements of FNMA or FHLMC.

         (ww) None of the Mortgage Loans is a "bond for title" obligation or loan, provided that the Unaffiliated Seller shall have 30 days after the Closing Date to cure any breach of this representation.

         Section 3.03. Covenants of the Unaffiliated Seller. The Unaffiliated Seller covenants to the Depositor as follows:

         (a) The Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

         (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date all of the conditions to the Depositor's obligations set forth in
                  Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control;

         (c) The Unaffiliated Seller hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Trust and the subsequent pledge to the Indenture Trustee pursuant to the Indenture and the rating, issuance and sale of the Notes; and

         (d) The Unaffiliated Seller hereby agrees to arrange separately to pay to the Indenture Trustee the Indenture Trustee's fees and expenses in connection with the transactions contemplated by the Sale and Servicing Agreement and the Indenture, including, without limitation, all of the Indenture Trustee's fees and expenses in connection with any actions taken by the Indenture Trustee pursuant to Section
                  8.01 thereof. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Owner Trustee's or the Indenture Trustee's fees and expenses in connection with the transactions contemplated by the Trust Agreement, the Sale and Servicing Agreement or the Indenture.

         Section 3.04. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement, and as of the Closing Date, that:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

         (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

         (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the

                  Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

         Section 3.05. Repurchase Obligation for Breach of a Representation or Warranty. Each of the representations and warranties contained in Sections
3.01 and 3.02 shall survive the purchase by the Depositor of the Mortgage Loans and the subsequent transfer thereof by the Depositor to the Trust and from the Trust to the Indenture Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Loans and notwithstanding subsequent termination of this Agreement or the Sale and Servicing Agreement.

         (a) Upon the occurrence of a breach of any of the Unaffiliated Seller's representations and warranties under Section 3.02 hereof that materially and adversely affects the related Mortgage Loan, the Unaffiliated Seller shall, unless such breach shall have been cured in all material respects or unless the Originator shall have repurchased such Mortgage Loan directly from the Trust, repurchase the related Mortgage Loan from the Trust within 60 days following discovery by or notice to the Unaffiliated Seller of such breach pursuant to Section 2.05 of the Sale and Servicing Agreement, and, the Unaffiliated Seller shall pay the Purchase Price to the Indenture Trustee pursuant to the Sale and Servicing Agreement. To the extent such Unaffiliated Seller fails to effect its repurchase obligation, HomeGold Financial shall repurchase the related Mortgage Loans and pay the Purchase Price to the Trust Administrator on behalf of the Trustee on such date. The provisions of this Section
                  3.05 are intended to grant the Indenture Trustee a direct right against the Unaffiliated Seller and HomeGold Financial to demand performance hereunder, and in connection therewith, the Unaffiliated Seller and HomeGold Financial waive any requirement of prior demand against the Depositor with respect to such repurchase obligation. Any such purchase resulting from the Unaffiliated Seller Repurchase Event shall take place in the manner specified in Section
                  2.05 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of the Unaffiliated Seller and HomeGold Financial under this Section shall be performed in accordance with the terms hereof notwithstanding the failure of the Depositor or the Servicer to perform any of their respective obligations with respect to such Mortgage Loan under this Agreement or under the Sale and Servicing Agreement.

         (b) In addition to the foregoing and notwithstanding whether the related Mortgage Loan shall have been purchased by the Unaffiliated Seller or HomeGold Financial, the Unaffiliated Seller shall indemnify the Depositor, the Trust, the Indenture Trustee, the Owner Trustee, the Insurer, HomeGold Financial and the

                  Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to Unaffiliated Seller Repurchase Events.

         Section 3.06. Reassignment of Purchased Mortgage Loans. Upon deposit in the Collection Account of the Purchase Price of any Mortgage Loan repurchased by the Unaffiliated Seller under Section 3.05 hereof, the Depositor and the Indenture Trustee, shall take such steps as may be reasonably requested by the Unaffiliated Seller in order to assign to the Unaffiliated Seller all of the Depositor's and the Trust's and the Indenture Trustee's right, title and interest in and to such Mortgage Loan and all security and documents and all Other Conveyed Property conveyed to the Depositor, the Trust and the Indenture Trustee directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of the Depositor or the Indenture Trustee. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Mortgage Loan, in any enforcement suit or legal proceeding, it is held that the Unaffiliated Seller may not enforce any such Mortgage Loan on the ground that it shall not be a real party in interest or a holder entitled to enforce the Mortgage Loan, the Depositor, the Trust and the Indenture Trustee shall, at the expense of the Unaffiliated Seller, take such steps as the Unaffiliated Seller deems reasonably necessary to enforce the Mortgage Loan, including bringing suit in the Depositor's, the Trust's or the Indenture Trustee's name, or the names of the Noteholders.

         Section 3.07. Waivers. No failure or delay on the part of the Depositor, the Trust or the Indenture Trustee as pledgee of the Trust as assignee of the Depositor, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

         Section 3.08. Representations and Warranties of HomeGold Financial. HomeGold Financial hereby represents and warrants to the Depositor as of the date of execution of this Agreement, and as of the Closing Date, that:

         (a) HomeGold Financial is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina;

         (b) HomeGold Financial has the corporate power and authority to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by HomeGold Financial, and constitutes the legal, valid and binding agreement of HomeGold Financial, enforceable against HomeGold Financial in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by HomeGold Financial with this Agreement or the consummation by HomeGold Financial of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date; and

         (e) None of the execution and delivery of this Agreement, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of HomeGold Financial or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any material indenture, deed of trust, contract or other agreement or other instrument to which HomeGold Financial is a party or by which it is bound and which is material to HomeGold Financial, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over HomeGold Financial.

                                 ARTICLE FOUR

                            THE UNAFFILIATED SELLER

         Section 4.01. Liability of the Unaffiliated Seller. The Unaffiliated Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by such Unaffiliated Seller and its representations and warranties.

         Section 4.02. Merger or Consolidation. The Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any corporation or other entity (i) into which the Unaffiliated Seller or HomeGold Financial may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Unaffiliated Seller or HomeGold Financial is a party or (iii) succeeding to the business of the Unaffiliated Seller or HomeGold Financial, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in the Unaffiliated Seller's certificate of incorporation, shall execute an agreement of assumption to perform every obligation of the Unaffiliated Seller or HomeGold Financial, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Unaffiliated Seller or HomeGold Financial, as the case may be, hereunder (without relieving the Unaffiliated Seller or HomeGold Financial, as the case may be, of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement. Notwithstanding the foregoing, so long as a Insurer Default shall not have occurred and be continuing, the Unaffiliated Seller shall not merge or consolidate with any other Person or permit any other Person to become the successor to the Unaffiliated Seller's business without the prior written consent of the Insurer. The Unaffiliated Seller or HomeGold Financial, as the case may be, shall promptly inform the other party, the Indenture Trustee, so long as an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.01, 3.02 and 3.08 or covenant made pursuant to Section 3.03, shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) the Unaffiliated Seller or HomeGold Financial, as the case may be, shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and
(z) the Unaffiliated Seller shall have delivered to the Indenture Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Indenture Trustee in the Trust and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 4.03. Costs. In connection with the transactions contemplated under this Agreement, the Sale and Servicing Agreement and the Indenture, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (i) the fees and disbursements of the Unaffiliated Seller's counsel; (ii) the fees of Dewey Ballantine LLP, not to exceed $150,000; (iii) the fees and disbursements of Ernst & Young, the Unaffiliated Seller's independent certified public accountants, in rendering a comfort letter in connection with the Prospectus Supplement and in comforting the Derived Information; (iv) the fees of Standard & Poor's Ratings Group and Moody's Investors Service, Inc., (v) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Notes; (vi) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including without limitation periodic reports under the Exchange Act); (vii) the shelf registration amortization fee paid in connection with the issuance of the Certificate; and (viii) to the extent not covered above, all of the initial upfront expenses of the Depositor and the Underwriter including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Loan File. The Unaffiliated Seller also will promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred) all of the initial upfront expenses of the Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Loan File. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 4.04. Servicing. The Mortgage Loans shall be serviced by the Servicer in accordance with the Sale and Servicing Agreement.

         Section 4.05. Mandatory Delivery. Each document specified in Section
2.03 of the Sale and Servicing Agreement for each Mortgage Loan shall be delivered to the Depositor on or before the Closing Date (except as otherwise provided in such Section 2.03).

         Section 4.06. Indemnification.

         (a) (i) HomeGold Financial agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, Prudential Securities Incorporated and each of its directors and each person or entity who controls the Depositor or Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor, Prudential Securities Incorporated or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor, Prudential Securities Incorporated and each such controlling person for any legal or other expenses incurred by the Depositor, Prudential Securities Incorporated or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in light of the circumstances under which they were made, not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the FSA Information or the Depositor Information. This indemnity agreement will be in addition to any liability which HomeGold Financial may otherwise have.

                  (ii) HomeGold Financial agrees to indemnify and to hold each of the Depositor, the Indenture Trustee, the Owner Trustee, the Insurer and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor, the Trust, the Indenture Trustee, the Owner Trustee, the Insurer and any Noteholder may sustain in any way related to (1) the failure of the Unaffiliated Seller or HomeGold Financial to perform its duties in compliance with the terms of this Agreement or (2) the breach by either the Unaffiliated Seller or HomeGold Financial of any of the representations or warranties made by it in this Agreement.

         (b) The Depositor agrees to indemnify and hold harmless the Unaffiliated Seller, each of its directors and each person or entity who controls the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by the Unaffiliated Seller or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but with respect to the Prospectus Supplement, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement under the caption "Plan of Distribution" (the information contained under the caption "Plan of Distribution" the "Depositor Information"). This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

         (c)      Promptly after receipt by an indemnified party under this
                  Section 4.06 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
                  Section 4.06, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.06 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

         (d) The Depositor agrees, assuming all HomeGold Financial-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless HomeGold Financial, its respective officers and directors and each person who controls HomeGold Financial within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by the Depositor, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Depositor under this Section 4.06(d) shall be in addition to any liability which the Depositor may otherwise have.

                  The procedures set forth in Section 4.06(c) shall be equally applicable to this Section 4.06(d).

         (e) For purposes of this Section 4.06, the term "Derived Information" means such portion, if any, of the information used by the Depositor for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute HomeGold Financial-Provided Information. "HomeGold Financial-Provided Information" means any computer tape furnished to the Depositor by HomeGold Financial or the Originator concerning the assets comprising the Trust Fund.

         (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.06 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.06 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by HomeGold Financial and the Unaffiliated Seller on the one hand, and the Depositor on the other, HomeGold Financial and the Unaffiliated Seller's, HomeGold Financial's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. HomeGold Financial and the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.06, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Unaffiliated Seller, and each person, if any who controls the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Unaffiliated Seller.

                                 ARTICLE FIVE

                             CONDITIONS OF CLOSING

         Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction, on the Closing Date, of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

         (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller and HomeGold Financial under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

         (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Ernst & Young, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the caption "The Mortgage Pool."

         (c)      [This subsection is reserved.]

         (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

                           (i)      the Schedule of Mortgage Loans;

                           (ii) the Sale and Servicing Agreement and the Underwriting Agreement, dated May 19, 1999, among the Depositor, the Trust and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                           (iii) an officer's certificate, dated as of the Closing Date, in the form of Exhibit B hereto, and attached thereto resolutions of the board of directors of the Unaffiliated Seller and a copy of the by-laws of the Unaffiliated Seller;

                           (iv) copy of the Unaffiliated Seller's and HomeGold Financial's charter and all amendments, revisions, and supplements thereof, certified as of a recent date by the Secretary of

                                    State of the State of Delaware and the
                                    State of South Carolina, respectively;

                           (v)      an opinion of the counsel for the
                                    Unaffiliated Seller and HomeGold Financial as to various corporate matters (it being agreed that the opinion shall expressly provide that the Trust and Indenture Trustee shall be entitled to rely on the opinion);

                           (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, Standard & Poor's Ratings Group and Moody's Investors Service, Inc. as to such matters as shall be required for the assignment of a rating to the Notes of "AAA" by Standard & Poor's Ratings Group, and "Aaa" by Moody's Investors Service, Inc. (it being agreed that such opinions shall expressly provide that the Trust and the Indenture Trustee shall be entitled to rely on such opinions);

                           (vii) a letter from Moody's Investors Service, Inc. that it has assigned a rating of "Aaa" to the Class A Notes;

                           (viii) a letter from Standard & Poor's Ratings Group that it has assigned a rating of "AAA" to the Class A Notes;

                           (ix) an opinion of counsel of the Trust in form and substance acceptable to the Depositor, its counsel, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                           (x) an opinion of counsel of the Owner Trustee in form and substance acceptable to the Depositor, its counsel, Moody's Investor Service, Inc. and Standard and Poor's Ratings Group;

                           (xi) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Depositor, its counsel, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group;

                           (xii) an opinion or opinions of counsel for the Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Policy shall have been duly executed, delivered and issued with respect to the Notes.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

         Section 5.02. Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date, and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                           (i) the Sale and Servicing Agreement, the Indenture and all documents required thereunder, in each case executed by the Depositor as applicable; and

                           (ii) a copy of a letter from Moody's Investors Service, Inc. to the Depositor to the effect that it has assigned a rating of "Aaa" to the Class A Notes and a copy of a letter from Standard & Poor's Ratings Group to the Depositor to the effect that it has assigned a rating of "AAA" to the Class A Notes.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

         Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the Purchase Price for the Mortgage Loans if: (i) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or HomeGold Financial, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (iii) there shall have been the consent by the Unaffiliated Seller or HomeGold Financial to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or HomeGold Financial or of or relating to substantially all of the property of the Unaffiliated Seller or HomeGold Financial; (iv) any purchase and assumption agreement with respect to the Unaffiliated Seller or HomeGold Financial or the assets and properties of the Unaffiliated Seller or HomeGold Financial shall have been entered into; or (v) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                 ARTICLE SIX

                                 MISCELLANEOUS

         Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, if to the Unaffiliated Seller, addressed to the Unaffiliated Seller at Emergent Mortgage Holdings Corporation, 44 East Camperdown Way, Greenville, South Carolina 29601, Attention: William P. Crawford or to such other address as the Unaffiliated Seller may designate in writing to the Depositor and if to HomeGold Financial, addressed to HomeGold Financial, Inc., 3901 Pelham Road, Greenville, South Carolina 29615, Attention: Kevin J. Mast.

         Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         Section 6.03. Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

         Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller and HomeGold Financial.

         Section 6.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 6.08. Confirmation of Intent. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale by the Unaffiliated Seller to the Depositor of the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Unaffiliated Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Unaffiliated Seller to the Depositor of a security interest in all of the Unaffiliated Seller's right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Mortgage Loans and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement.

         Section 6.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 6.10. Amendments. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         (a) This Agreement may be amended by the Unaffiliated Seller, the Depositor and HomeGold Financial, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Indenture Trustee, the Trust or any of the Noteholders (unless an Insurer Default shall have occurred, in which event the consent of the Holders of Notes evidencing in excess of 50% of the Outstanding Amount of the Notes shall be obtained) (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee , adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time by the Unaffiliated Seller, the Depositor and HomeGold Financial with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Indenture Trustee and the Holders of Notes evidencing in excess of 50% of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made on any Note or the Interest Rates or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Notes then outstanding.

         (c) Prior to the execution of any such amendment or consent, HomeGold Financial shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder.

         (e) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates. The consent of any Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note.

         Section 6.11. Miscellaneous.

         (a) The parties agree that each of the Insurer, the Trust, the Owner Trustee and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trust pursuant to the Sale and Servicing Agreement, to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under
                  Section 3.05 and 4.06 of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.06 of this Agreement.

         (b) The Depositor, HomeGold Financial and the Unaffiliated Seller intend the conveyance by the Unaffiliated Seller to the Depositor of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan.

                    [Signatures Commence on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                  PRUDENTIAL SECURITIES SECURED
                                  FINANCING CORPORATION



                                  By: /s/ Mary Alice Kohs
                                     --------------------------------------
                                     Name:
                                     Title:



                                  EMERGENT MORTGAGE HOLDINGS
                                  CORPORATION


                                  By: /s/ Laird Minor
                                     --------------------------------------
                                     Name: Laird Minor
                                     Title: Vice President



                                  HOMEGOLD FINANCIAL, INC.



                                  By:/s/ Kevin J. Mast
                                     --------------------------------------
                                     Name: Kevin J. Mast
                                     Title: Executive Vice President, Chief
                                            Financial Officer and Treasurer


            [Signature Page to the Unaffiliated Seller's Agreement]

STATE OF NEW YORK  )
                   )       ss.
COUNTY OF NEW YORK )




         On May 27, 1999 before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be _________ of Prudential Securities Secured Financing Corporation, a Delaware corporation, the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.





                                                     -----------------------
                                                     Notary Public

                                                     My Commission expires:

STATE OF NEW YORK )
                  )       ss.
COUNTY OF NEW YORK)





         On May 27, 1999 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Laird Minor, personally known to me (or proved to me on the basis of satisfactory evidence) to be Laird Minor of HomeGold Financial, Inc., the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                                     -----------------------
                                                     Notary Public

                                                     My Commission expires:

STATE OF NEW YORK  )
                   )   ss.
COUNTY OF NEW YORK )





         On May 27, 1999 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Laird Minor, personally known to me (or proved to me on the basis of satisfactory evidence) to be Laird Minor of Emergent Mortgage Holdings Corporation, the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.




                                                     -----------------------
                                                     Notary Public

                                                     My Commission expires:

                                   EXHIBIT A


                          SCHEDULE OF MORTGAGE LOANS

account              pool               name1                                     curr_bal
                  12 A1                 WILLIAM THOMAS HALL                                         $7,569.55
                 196 A1                 CHARLES J WRIGHT                                           $13,168.92
                1715 A1                 SICERO ALLEN                                               $28,936.80
                1902 A1                 GARLEY S GRANT                                             $22,749.21
                1949 A1                 JOE AIKEN                                                  $32,009.06
                2004 A1                 HAMMIE FARR                                                $23,824.82
                2267 A1                 PATRICIA A HERRMANN                                        $14,639.74
                2281 A1                 PAUL DANSBY                                                $23,644.17
                2342 A1                 JACOB C HUNTER                                             $23,496.27
                2755 A1                 WILLIAM D BRADEN                                           $18,858.74
                2775 A1                 RAYMOND A OWENS                                            $24,538.34
                3037 A1                 WILLIE R HARRIS                                            $17,832.66
                3089 A1                 MILDRED BOYCE                                              $16,214.63
                3197 A1                 WAYNE HOLCOMBE                                              $7,377.22
                3244 A1                 CLEMMIE JEAN WOMBLE                                        $18,085.05
                3330 A1                 JAMES M BOITER                                             $21,940.00
                3566 A1                 CHARLES E CHILDRESS                                        $14,804.65
                3876 A1                 GEORGE W HENDERSON                                          $3,910.88
               30094 A1                 SAM GREGORY                                                $10,089.20
               35491 A1                 EDNA V DUNCAN                                               $1,403.06
               60038 A1                 BERNIDEAN W WILLIAMS                                       $27,066.95
               60065 A1                 ALLSTATE PROPERTIES INC                                    $12,174.43
               60135 A1                 ELLA B THOMPSON                                             $5,907.85
               60152 A1                 OSCAR LEE OWENS                                             $4,066.11
               60254 A1                 JIMMY DONALD ATKINS                                        $11,308.26
               60266 A1                 ALICE FAYE LUNNY                                            $9,699.47
               60272 A1                 LIZZIE MOORE TOLBERT                                       $12,036.79
               60291 A1                 JO ELLEN TAYLOR SULLIVAN                                    $6,261.35
               60450 A1                 EULA R WINN                                                 $2,312.43
               60451 A1                 ANDRE D HAWKINS                                             $8,725.94
               60454 A1                 LOUISE MAUDE JOY                                            $5,065.74
               60612 A1                 JOEL A SEABOLT                                              $7,137.06
               60697 A1                 LENORA A HENRY                                              $6,766.25
               60699 A1                 NANCY L FOSTER                                             $29,355.91
               60710 A1                 MILDRED F MIDDLETON                                        $22,573.32
               60761 A1                 WILLIE J WILLIAMS                                          $23,976.54
               60766 A1                 WILLIE J WRIGHT                                            $27,395.31
               60852 A1                 LEROY GAY                                                  $10,866.29
               60867 A1                 JAMES ROBIN DENNIS                                         $13,324.48
               60933 A1                 HELEN HOWARD ISAAC                                          $7,292.76
               60950 A1                 LINDA H BELL                                                $5,681.57
               61016 A1                 FLOSSIE MAE ABERCROMBIE                                     $9,377.09
               61065 A1                 JUDI E. MAULDIN                                            $23,398.05
               61159 A1                 THOMAS H CAMPBELL JR                                       $18,574.38
               61191 A1                 ROBERT J ZALEZNACK                                         $22,513.77
               61219 A1                 ANNIE R COX                                                 $1,535.60
               61248 A1                 LUTHER S MCALISTER II                                      $21,828.06
               61285 A1                 JOYCE M WALKER                                             $16,391.86
               61293 A1                 WILLIE TRIBBLE                                             $35,329.59
               61485 A1                 MILWEE PROPERTIES TRUST                                    $64,349.27
               61496 A1                 WILLIE J SMITH                                              $1,771.97

               61524 A1                 AUSTIN DAVIS                                               $16,855.95
               61608 A1                 OLIVER E RAY                                                $8,547.15
               61624 A1                 MICHAEL J LOVELL                                           $18,091.40
               61926 A1                 DAVID J NEER SR                                            $30,778.09
               62217 A1                 ROLAND C TURNER                                             $2,528.11
               62230 A1                 MINNIE P BONNER                                            $37,646.45
               62288 A1                 PHYLLIS B KELLY(EST OF)                                    $34,044.07
               62347 A1                 RAYMOND J BULLOCK SR                                        $6,179.22
               62416 A1                 NATHANIEL WALKER                                           $14,524.31
               62519 A1                 CURTIS S LACKEY                                             $1,281.35
               62535 A1                 EUNICE WHICHARD                                            $37,782.23
               62543 A1                 KELLY BRYAN                                                $33,531.49
               62567 A1                 LEVERN MCKENNEY                                             $8,322.18
               62590 A1                 WILLIAM T MARVIN II                                         $4,332.45
               62667 A1                 JAMES B HAWKINS                                            $16,356.57
               62676 A1                 CHARLES MORANT                                             $13,047.49
               62679 A1                 PEGGY ANN BARR                                             $34,996.34
               62689 A1                 OSCAR TORRES                                               $27,450.16
               62694 A1                 JEANETTE SELLERS                                           $26,532.88
               62815 A1                 MARK SNOW                                                  $29,005.07
               62885 A1                 WILLIAM J MOORE                                             $7,487.86
               62914 A1                 ROBERT S YOUNG                                             $61,506.02
               63012 A1                 JOHN R LOVETT                                              $29,280.80
               63033 A1                 BOYD E ISLER                                                $4,245.48
               63060 A1                 JIMMY RAY ANDERS                                           $14,659.45
               63071 A1                 JACQUELINE JACKSON                                         $21,732.57
               63122 A1                 RODNEY D LANDIS                                            $30,291.35
               63131 A1                 MARYLOU SHARP                                              $22,836.12
               63144 A1                 ROBERT T STRAYER                                           $28,524.57
               63171 A1                 WILLIAM BRISTOW JR                                         $18,475.25
               63209 A1                 SCOTTY MCQUILLER                                           $20,808.73
               63260 A1                 LINDA H WILLIAMS                                           $41,732.17
               63323 A1                 WILLIAM E HAMILTON                                         $18,729.18
               63436 A1                 HIRAM CRUZ                                                  $8,360.67
               63547 A1                 MITTIE VANN                                                $40,448.40
               63548 A1                 MITTIE VANN                                                 $6,375.57
               63597 A1                 TONYA HAYNES                                               $42,359.09
               63609 A1                 MINNIE D CLARK                                             $40,901.79
               63639 A1                 CLAUDETTE B DRAKE                                          $35,975.04
               63796 A1                 JOSEPH DAVIS  JR                                           $35,922.20
               63807 A1                 SUSAN LYNN FAUST                                           $19,776.88
               63870 A1                 LEO E BROWN                                                $37,845.60
               63880 A1                 MICHAEL LANCELEY                                           $36,789.52
               63883 A1                 TALMO LEVY                                                 $23,737.23
               63888 A1                 HAZEL F PARRIS                                             $15,777.72
               64029 A1                 ALLEN R JAMISON                                            $31,768.43
               64113 A1                 CAROLYN C KELLY                                            $41,452.33
               64141 A1                 LEROY MCMILLAN                                             $41,320.90
               64170 A1                 JAMES F HART III                                           $41,167.88
               64202 A1                 GEORGIA HARLEY                                             $22,949.21
               64238 A1                 JOHNNIE MAE SMALLS                                         $10,504.74
               64263 A1                 SANDRA MILLER                                              $23,807.64

               64287 A1                 JENNIE LYBRAND                                             $35,207.88
               64291 A1                 GERALD S ROSE                                             $275,233.01
               64306 A1                 THOMAS M CROSBY                                            $15,117.35
               64312 A1                 ISAAC N STRONG                                             $11,272.48
               64313 A1                 VIOLA K BROWN                                              $35,576.74
               64338 A1                 SADIE BENNETT                                              $39,499.07
               64369 A1                 ROBERT S GOFF                                              $32,196.04
               64374 A1                 MARY B TUCKER                                              $34,081.05
               64401 A1                 PAMELA B FARLEY                                            $16,121.20
               64402 A1                 RONALD L FARLEY                                            $20,149.12
               64403 A1                 CHARLES H ELKINS                                           $32,799.84
               64406 A1                 WILSON HAYNES SR                                           $36,000.09
               64470 A1                 BLAND MCCALL                                               $29,065.85
               64497 A1                 ROBERT L THOMPSON JR                                       $10,730.26
               64591 A1                 CATHERINE GILMER                                           $25,965.57
               64596 A1                 JOHN ALLEN HAYNESWORTH                                     $32,636.65
               64599 A1                 JOHN W STALEY                                              $41,956.36
               64602 A1                 SOMSAK SOMCHEEN                                            $38,586.70
               64625 A1                 ALBERT S BLUNT                                             $31,291.78
               64631 A1                 WILLIAM BORUM JR                                           $36,829.29
               64650 A1                 DAVID GREEN                                                $17,863.60
               64798 A1                 TIMOTHY SCOTT SMITH                                        $29,479.63
               64895 A1                 BOBBY STEADMAN                                             $24,431.55
               64938 A1                 JERRY SATTERFIELD                                          $29,624.19
               64948 A1                 LUCILLE GASKIN                                             $27,616.67
               65057 A1                 ERNEST WRIGHT (EST OF)                                     $18,725.73
               65234 A1                 WILLIAM H FLEMING                                          $32,326.01
               65312 A1                 R GRADY JEFFERY                                            $36,541.03
               65378 A1                 RODNEY L BAILEY                                            $43,000.36
               65413 A1                 BRYAN O'NEAL                                               $39,060.90
               65454 A1                 JUDY G TUCKER                                               $7,621.27
               65578 A1                 TOWNSELL GORE                                              $20,987.02
               65629 A1                 BOBBY J BEARD                                              $43,556.44
               65753 A1                 BARBARA J ROBINSON                                         $15,758.72
               65797 A1                 GEORGIA A CONNER                                           $43,899.18
               65841 A1                 MARSHALL A GREGG                                           $40,658.86
               65922 A1                 MARGARET FALLAW                                            $25,768.09
               65964 A1                 JOHNNY M CHAPPELL                                          $13,730.25
               65969 A1                 WANDA H SCRUGGS                                            $38,802.53
               66009 A1                 HARMON EARL ERTZBERGER                                     $31,102.55
               66015 A1                 BARBARA M BOSTIC                                           $38,559.65
               66016 A1                 GLORIA D CLARKSON                                          $39,867.02
               66025 A1                 RICKY TYRONE MYERS                                         $38,830.28
               66032 A1                 ALTON SELLERS                                              $39,859.50
               66070 A1                 PENNY A COX                                                $31,371.01
               66071 A1                 JAMES PRESCOTT                                             $38,943.32
               66108 A1                 CORRESSA W WARREN                                          $40,375.00
               66140 A1                 SAMMY C WINDHAM                                            $40,508.39
               66164 A1                 DOROTHY LEWIS                                              $19,602.88
               66178 A1                 IRENE RICHARDSON                                           $36,537.98
               66202 A1                 MAJOR JACKSON                                              $35,910.31
               66255 A1                 RICHARD H BLUME                                            $21,028.13

               66277 A1                 LOIS B LANIER                                              $27,062.43
               66279 A1                 MICHAEL W KELLY                                            $43,751.31
               66302 A1                 ROZINA JAVIS                                               $31,763.10
               66310 A1                 DONALD PRITCHARD                                           $22,986.40
               66322 A1                 ROBERT LEWIS SINGLETON                                     $32,975.80
               66334 A1                 MARY FRANCES TYLER                                         $35,199.98
               66344 A1                 MICHAEL H GARTNER                                          $25,470.38
               66349 A1                 LOLA MAE SUDDETH                                           $40,823.57
              102601 A1                 LAURA D LLOYD                                              $14,268.32
              627221 A1                 MICHAEL S LECLAIR                                          $43,995.60
              653821 A1                 JACK WILSON                                                $13,073.00
             1002649 A1                 DAVID E GRUBB                                              $38,596.08
             1002933 A1                 MARIE G HIATT LOWERY                                       $28,065.45
             1002938 A1                 BONIFACIO VILLEGAS                                         $22,751.13
             1003485 A1                 MAURICE E SMITH                                            $14,984.08
             1003923 A1                 SIMPSON SHAWN BAKER                                         $8,824.44
             1004047 A1                 MARIE A JUGGER                                              $8,713.16
             1004314 A1                 CLARENCE L HAMPSHIRE                                       $28,684.20
             1004419 A1                 ELWOOD MURPHY                                              $27,264.58
             1004550 A1                 SCOTT LEE GODWIN                                           $24,613.88
             1004790 A1                 SHAWN PEPP                                                 $10,127.21
             1005946 A1                 ROGER F MORROW                                             $19,922.98
             1006125 A1                 SHIRLEY WILLIAMS                                           $42,137.13
             4000999 A1                 HARRY L FOX                                                $35,365.37
             4001078 A1                 DANIEL D MCBRIDE                                           $19,830.84
             5001031 A1                 MARK D FULLER                                               $3,422.10
             5004221 A1                 DOUGLAS GARNER SR                                          $17,873.07
             5005618 A1                 WILLIAM J STUTZ                                            $51,445.18
             5006005 A1                 MICHAEL T BEAMISH                                          $19,211.87
             5006053 A1                 JOSEPH M GEARY                                             $36,001.50
             5006058 A1                 RANDY F MCCARRIER                                          $26,318.37
             5006067 A1                 STEVEN L WINDHAM                                           $32,079.94
             5006729 A1                 NEAL S GRAY                                                $37,374.43
             5007034 A1                 DONNIE D RUSHING                                           $42,689.38
             5007122 A1                 STEVE A ROGERS                                             $27,138.37
             5007380 A1                 RICHARD G PATRICK                                          $36,074.19
             5007409 A1                 ROY JOHNSON                                                $20,490.64
             5007643 A1                 RALPH MICHAEL JACKSON                                      $24,362.69
             5008176 A1                 MATTHEW P PALMER                                           $25,822.13
             5008199 A1                 KENNETH J HESS                                             $33,812.19
             5008201 A1                 MICHAEL L JAMES                                            $26,744.72
             5008317 A1                 MICHAEL H GAGE                                             $42,071.53
             5008365 A1                 DONALD L RIVENBURGH                                        $34,597.01
             5008402 A1                 PAULA A GRESHAM-BEGUETTE                                   $37,963.35
             5008422 A1                 JOHN T RUSSELL                                             $72,730.59
             5008588 A1                 JEAN E ALLEN                                               $23,865.06
             5008629 A1                 MICHAEL DAGUE                                              $36,554.18
             5008679 A1                 KELLI J MANNEL                                             $19,484.55
             5008718 A1                 FRANCIS B MALLO                                            $41,070.26
             5008736 A1                 WILLIAM A WELKER                                           $16,131.08
             5008784 A1                 RICHARD A TOTTEN                                           $29,442.52
             5008867 A1                 FRED E BOURGEOIS                                           $30,979.71

             5008888 A1                 GERALD G BISSONETTE                                        $35,064.52
             5008957 A1                 HAROLD W HUNT                                              $22,009.98
             5009786 A1                 REYES M PENA                                               $36,152.89
             7000725 A1                 FLOYD HOWARD WILLIAMS                                      $23,328.39
             7000796 A1                 CARL ERWIN WATSON                                          $31,368.94
             7000948 A1                 SAMUEL GLINTON                                              $6,346.26
             7000982 A1                 CLAUDIA LEWIS                                              $42,172.18
             7001029 A1                 VINCENT WILLIAMS                                           $26,283.24
             7001040 A1                 TERRY REEVES BISHOP                                        $34,964.52
             7001067 A1                 JUANITA MILLER GILYARD                                     $29,606.39
             7001090 A1                 MARK HEARD                                                 $18,092.72
             7001126 A1                 LARRY NICHOLSON                                            $14,838.59
             7001250 A1                 STANLEY BANKS                                              $23,598.14
             7001366 A1                 VANESSA JOHNSON                                            $15,427.65
             7001447 A1                 ROBERT J SABO JR                                           $12,143.39
             7001486 A1                 ANNIE HOLMES-MARTIN                                        $27,999.57
             7001524 A1                 JOHN E HAYSLETT                                            $27,869.14
             7001525 A1                 MELVIN RAY ROBERTS                                         $29,178.10
             7001546 A1                 BENJAMIN BRADLEY                                           $33,251.33
             7001567 A1                 DENISE M MATTHEWS                                          $11,460.09
             7001610 A1                 JAMES WAYNE CLINTON                                        $25,556.90
             7001626 A1                 WILLIS E HOLSOMBACK                                        $80,390.99
             7001643 A1                 BOOKER T COOPER                                            $32,327.58
             7001665 A1                 LAWYER BULLARD                                             $35,000.00
             7001675 A1                 JOYCE L WARTHEN                                            $19,772.28
             7001678 A1                 EARNEST LEE WILEY                                          $31,627.29
             7001778 A1                 BERNETT WALTER HOFFMAN                                     $35,723.75
             7001793 A1                 JESSIE GREEN                                                $1,474.74
             7001816 A1                 WENDELL JONES                                              $35,000.00
             7001836 A1                 ANNIE B WOODSON                                            $32,239.13
             7001844 A1                 LAYTHERIA MCNEALY                                          $43,894.28
             7001888 A1                 ANDREW CARR JR                                             $37,089.77
             7001895 A1                 ROBERT L GRAYSON                                           $15,875.30
             7001896 A1                 ROBERT L MARTINEZ                                          $16,614.37
             7001904 A1                 JORGE L COLONDRES                                          $21,254.10
             7001965 A1                 CHARLES A GREENFIELD JR                                    $30,474.81
             7001991 A1                 WILLIE OLIVER                                              $37,398.59
             7002016 A1                 BEVERLY MAYO                                               $40,384.73
             7002061 A1                 RUTH PIERRE SANDERS                                        $19,256.00
             7002068 A1                 SCOTT A BOYD                                               $33,583.31
             7002070 A1                 CATHERINE C WILLIAMS                                       $37,590.53
             7002096 A1                 TERRY G BYRD                                               $41,551.39
             7002152 A1                 IVA DIXON FLOYD                                            $35,267.11
             7002163 A1                 HELEN SAPP                                                 $30,684.47
             7002186 A1                 DANIEL LEROY HAMBURG                                       $33,257.98
             8000512 A1                 NATHANIEL C PARKER                                         $56,817.24
             8001440 A1                 CHARLES E HENRY SR                                         $48,467.65
             8001617 A1                 BOBBY BRUNSON                                               $9,792.45
             8002157 A1                 ROBERTA FITZHUGH                                           $50,624.06
             8002330 A1                 PATRICIA R MILTON                                          $45,190.80
             8002480 A1                 HAROLD DAVIS                                                $4,567.77
             8002629 A1                 EARLINE FRANCES D'OYLEY                                    $27,754.13

             8002815 A1                 SOLOMON PETERSON                                            $7,332.32
             8002839 A1                 KAREN D PARKER                                             $22,400.27
             8003022 A1                 RICHARD STEVEN JOYNER                                      $62,699.19
             8003032 A1                 CHARLES L CARROLL                                          $60,747.77
             8003033 A1                 CHARLES L CARROLL                                          $10,478.52
             8003034 A1                 PATRICK PEABODY                                            $91,635.12
             8003152 A1                 ROBERT H BUTLER                                            $52,981.33
             8003172 A1                 MARY ELIZABETH FOLEY                                        $8,685.61
             8003187 A1                 PATRICIA W SUTTON                                          $34,538.59
             8003200 A1                 SUSAN W COX                                                $14,688.13
             8003315 A1                 MICHAEL S BROADWELL                                       $154,517.79
             8003502 A1                 ANDY HUGHES                                                $52,314.36
             8003681 A1                 JOHN CLEMMER                                               $48,247.67
             8003750 A1                 ALAN D CROOM JR                                            $44,343.38
             8003795 A1                 SAMUEL J BRANCH                                            $62,294.45
             8003796 A1                 SAMUEL J BRANCH                                            $14,693.24
             8003853 A1                 CARL JOHNSON                                               $32,093.63
             8003900 A1                 WENDY CUTTING                                              $49,600.00
             8003998 A1                 JAMES R FREEMAN SR                                         $49,200.00
             8004006 A1                 THOMAS MONTGOMERY                                          $63,946.43
             8004046 A1                 GUY HUMPHREY JR                                            $45,231.68
             8004080 A1                 WILLIE L KORNEGAY                                          $29,994.85
             8005014 A1                 JANIE JAMES                                                $37,487.09
             8005017 A1                 PAMALA H MILLER                                            $52,050.49
             8005026 A1                 RONALD LOCKLEAR                                            $56,683.17
             8005045 A1                 GREGORY MACK                                               $71,551.85
             8005049 A1                 CHARLES T HALL                                             $55,727.73
             8005052 A1                 TIMMY D DAVIS                                              $64,941.07
             8005053 A1                 TIMMY D DAVIS                                              $14,793.45
             8005054 A1                 SHARON C BARNHILL                                          $68,538.39
             9001296 A1                 MICHAEL R BATSON                                           $35,623.10
             9001299 A1                 KRISTIAN WILLIAMS                                           $4,931.67
             9001377 A1                 DAVID W SJOLIN                                             $21,809.43
             9001382 A1                 JULIA MAE DANFORTH                                         $38,516.09
             9001389 A1                 JASON BUSH                                                 $42,755.80
            12000245 A1                 KEVIN O BUNDRICK                                           $23,292.42
            12000464 A1                 WILLIAM C BANKS                                            $35,901.54
            13000500 A1                 LENORA M MANKE                                             $11,888.77
            13000515 A1                 WILLIAM H WASSMER                                          $12,075.41
            13000521 A1                 NELLIE E BOZEMAN                                            $5,180.68
            14000124 A1                 STARLETT WILLIAMS                                           $6,077.22
            14000247 A1                 WILLIAM D HOLLIFIED                                         $7,873.22
            14000259 A1                 GERI COGDILL                                               $14,793.22
            15000577 A1                 BILLY J HAYES                                              $15,628.02
            15000595 A1                 JAMES A ROBINSON                                           $14,026.89
            15000629 A1                 TERESA S MCCOLLUM                                          $10,298.76
            15000673 A1                 RUTH TOMLIN                                                $10,684.02
            15000705 A1                 GENEVA FRANCES                                             $27,763.87
            15000709 A1                 MICHAEL R STANSELL                                         $38,865.84
            15000730 A1                 AARON WILSON                                               $43,962.86
            21000453 A1                 TRAVIS FERGUSON                                            $26,555.23
            21001799 A1                 ROBERT KIRK SPENCE                                         $23,059.49

            21001884 A1                 ANTONIO H CANDELARIA                                       $13,256.22
            21002510 A1                 THOMAS KONAL                                               $35,529.20
            21002588 A1                 SHANE B DYE                                                $17,660.39
            21002761 A1                 RALPH PORTER III                                           $34,967.37
            21003241 A1                 TONY L COOPER                                              $38,365.22
            21003327 A1                 LYNN WALLINGFORD                                           $19,538.75
            21003421 A1                 JOHN A GRANTHAM                                            $36,659.81
            21003438 A1                 BOBBY GLENN CHOATE                                         $36,168.10
            21003446 A1                 SCOTT E BECKWORTH                                          $23,510.03
            21003496 A1                 NELL MARIE LEPARD                                          $24,622.35
            21003701 A1                 JOSEPH F ROGERS                                            $27,596.57
            21003895 A1                 WILLIAM G WOOD                                             $38,041.63
            21003913 A1                 ROBERT P SCHEETT SR                                        $33,298.14
            21003924 A1                 TERRY W MASON                                              $18,741.67
            21003932 A1                 ALBERT WHITE III                                           $29,853.19
            21004022 A1                 THOMAS V ROTOLE                                            $35,303.48
            21004373 A1                 KARALYN M LYON                                             $15,375.56
            21004741 A1                 ROBERT K ATEN                                              $42,993.79
            21004921 A1                 JOSE RUEDA                                                 $39,522.00
            21004962 A1                 ROBERT E SHEFFIELD                                         $28,964.68
            21005032 A1                 ELZY BEAM                                                  $17,498.89
            21005039 A1                 MARGARET E DOUGLAS                                         $30,431.56
            21005058 A1                 CAESAR GONZALES                                            $23,209.40
            21005062 A1                 MICHELLE D B FULBRIGHT                                     $41,742.21
            21005064 A1                 HECTOR MARTINEZ JR                                         $23,438.10
            21005065 A1                 HARRY JAMES BROWN                                          $37,551.50
            21005066 A1                 NORMA JEAN GOLDMAN PHILLIPS                                $23,520.76
            22000706 A1                 THOMAS RAY JAMES                                           $16,102.44
            22000959 A1                 RICHARD DOHERTY                                            $23,680.16
            22002503 A1                 VINCENT R RUBEL JR                                         $17,035.17
            22002602 A1                 BEVERLY ROBERTS                                            $23,622.29
            22002720 A1                 TIMOTHY D ROBINSON                                         $13,241.56
            22002735 A1                 ALFRED KNIGHTEN                                            $16,639.29
            22002847 A1                 MICHAEL J HARVEY                                           $30,859.30
            22003415 A1                 DENNIS R KINZER                                            $19,648.26
            22003457 A1                 CRYSTAL F BONAR                                            $33,417.04
            22003472 A1                 JOHN CURTIS HARPER                                         $14,400.43
            22003526 A1                 THOMAS W ROSS                                              $32,465.80
            22003540 A1                 DANNY O COULLIETTE                                         $34,247.56
            22003582 A1                 AUBREY B MITCHELL                                          $39,324.81
            22003619 A1                 JAMES E CIESIELSKI                                         $24,443.36
            22003696 A1                 TRAY ARTHUR                                                $42,293.74
            22003750 A1                 FREDERICK E COLLINS                                        $39,440.64
            22003759 A1                 EARLENE GAUDA                                              $12,311.67
            22003767 A1                 THADDEUS F WYGLENDOWSKI                                    $35,552.83
            22003769 A1                 RICHARD CARSON                                             $23,491.90
            22003778 A1                 ROBERT COLLINS                                             $15,284.57
            22003784 A1                 DAVID D RODRIGUEZ                                          $32,616.68
            22003812 A1                 STEVEN J HAAG                                              $23,783.83
            22003828 A1                 LANCE W BILLOW                                             $27,866.11
            22003840 A1                 THEODIS MCCLAIN                                            $11,640.04
            22003963 A1                 STANLEY R BROWNING                                         $24,550.72

            22003995 A1                 SHEILA DIANE PEGRAM                                        $40,921.48
            22004139 A1                 JUNIOR WAYNE HILL                                          $24,181.58
            22004174 A1                 KURT T MOUNT                                               $27,381.20
            22004202 A1                 MICHAEL T GALEONE                                          $90,083.99
            23000023 A1                 DARRELL G USSERY                                           $98,009.81
            23000066 A1                 CAROLYN H LAMB                                             $16,322.34
            23000169 A1                 JOHN EDWARD RAYNOR                                         $39,004.71
            23000226 A1                 VICTOR M WILSON                                            $38,644.60
            23000345 A1                 EDNA C DAWKINS                                             $15,896.64
            23000424 A1                 KEVIN A MCKEE                                              $48,656.87
            23000466 A1                 CURTIS TODD JONAS                                          $31,909.19
            23000952 A1                 JOE M LUCERO                                               $16,060.78
            23001183 A1                 DANIEL J CARPER                                            $39,355.75
            23001301 A1                 GINA T ELKINS                                              $21,008.08
            40009041 A1                 DARRELL R FIRESTINE                                        $12,678.07
            50039411 A1                 LEAH COLLINS BAYES                                         $11,118.87
            50040241 A1                 PAUL HICKMAN                                                $6,418.53
            50041541 A1                 LEONARD L STRATTON                                         $12,109.87
            50043081 A1                 LINDA BARRON                                               $10,366.06
            50045081 A1                 JOSEPH SEOANE                                              $33,508.63
            50047461 A1                 RONALD L BOOTH                                              $7,249.60
            50050181 A1                 ROBERT YEAGER                                              $13,578.30
            50051601 A1                 WILLIAM THOMAS MOORE                                        $9,221.36
            50062211 A1                 RAYMOND J PERKINS                                          $10,003.75
            50066721 A1                 LAWRENCE W DUVALL JR                                        $8,605.93
            50074261 A1                 ALETHA O'CONNELL                                           $11,342.28
            50076771 A1                 PATRICK L EVANS                                            $23,174.42
            50096801 A1                 DONALD R MARSHALL                                          $16,772.15
            60001291 A1                 TIMOTHY KEEN                                                $5,023.58
            90012601 A1                 MINNIE PARKER                                              $30,634.44
            95000101 A1                 JOHN FITZGERALD WILKIE                                     $26,106.65
            95000118 A1                 SHIRLEY HOLLIDAY CHAMBERS                                  $40,219.51
            95003000 A1                 CARL R WEATHERLY                                           $24,448.04
            95003012 A1                 JAMES W MITCHELL                                           $36,800.36
            95003337 A1                 HARRY S MILLER                                             $31,805.19
            95003396 A1                 DARLENE R CLARK                                            $33,084.49
            95003402 A1                 DARRALL CRANE                                              $39,544.50
            95003406 A1                 GEORGE PHILIP ECKLES                                       $23,920.20
            95003414 A1                 JOHN E BROWN                                               $38,165.11
            95003416 A1                 KENNETH E BYRD                                             $36,560.73
            95003431 A1                 JIM MILLER                                                 $41,750.54
            95003456 A1                 HILTON W BRODERICK                                         $35,647.62
            95003457 A1                 HILTON W BRODERICK                                         $13,784.74
            95003464 A1                 DELORES LINEN GADSON                                       $29,504.66
            95003468 A1                 TIMOTHY D HILL                                             $37,700.07
            95003482 A1                 RODELLA SMITH                                              $10,614.13
           210004681 A1                 EDDIE GENE WILKERSON                                        $8,468.47
           210006371 A1                 BRIAN PURCELL                                              $10,536.54
           210006421 A1                 RICHARD H STAFFORD                                         $31,463.22
           210029061 A1                 EDWARD A BOOTEN                                            $24,753.77
           220026631 A1                 WILLIAM E MANN                                             $12,548.61
           220027971 A1                 STEVE FEGETT                                               $13,066.34

           220031921 A1                 PHILLIP A NICHOLAS                                         $15,483.22
           230008331 A1                 HERBERT M FERRELL                                          $11,034.97
           230008651 A1                 BILLY R PARKS                                               $5,105.38
          1190014265 A1                 KENNETH J TESTER                                           $31,114.82
          2000918054 A1                 DANIEL J LANDESS                                           $21,903.38
          2000918190 A1                 GORDON LEROY ROTTMAN                                       $33,278.97
          2000928549 A1                 DEBRA L STARCK                                              $9,866.87
          2000929798 A1                 DOROTHY LUCAS                                              $24,443.88
          2000930087 A1                 TERRY LYNN DISHMAN                                          $9,736.68
          2000930468 A1                 DAVID WAYNE BROWN                                          $10,082.45
          2000931302 A1                 OSCAR FLOYD ALBRITTON                                      $12,225.72
          2000932142 A1                 ELIZABETH H WILLAMOWSKI                                    $11,423.61
          2000932887 A1                 MARGARITA S WALTERS                                        $10,119.69
          2000934204 A1                 DOUGLAS S BOWEN                                            $14,045.73
          2000936720 A1                 LORI A ELLIOTT                                              $8,793.20
          2000936728 A1                 LARRY L MCKINNEY JR                                        $14,819.62
          2000936892 A1                 JACOB G SEAL SR                                            $12,327.36
          2000938050 A1                 DONALD BEEMER                                              $19,746.97
          2000938755 A1                 JAMES M NOETH                                              $12,042.93
          2000939114 A1                 JENNY C BEAMON                                             $20,413.85
          2000940176 A1                 JIMMY D RUSSELL                                            $14,828.28
          2000940395 A1                 MICHAEL J MILLER                                            $7,996.08
          2000945188 A1                 JAMES W MOORE                                              $22,092.56
          2000947504 A1                 RONNIE DEAN CASSTEVENS                                     $20,474.27
          2090019430 A1                 FELICIA LOVELACE                                           $30,265.77
          2100048911 A1                 LARRY BASHAM                                                $9,238.65
          2100917449 A1                 MARK TUGMAN                                                 $9,986.38
          2100918818 A1                 ALAN LEE HUTSELL                                           $40,436.69
          2100924278 A1                 BARRIE KRAUSE                                              $24,726.57
          2100926130 A1                 GEORGE T OVERSTREET                                         $9,126.61
          2100931304 A1                 VALERIE LARSON-LOHR                                        $20,013.80
          2100931898 A1                 BRADLEY J CONKLIN                                           $8,235.14
          2100932370 A1                 JUAN JOSE BANDA                                            $36,934.95
          2100938653 A1                 MARIA GUADALUPE BAEZA                                      $10,527.51
          2100940287 A1                 CARMEN M STUDER                                            $17,463.01
          2100944824 A1                 BEATRICE JOHNSON                                           $33,131.07
          2100947269 A1                 JAMES R HUNT JR                                            $40,360.03
          2100947918 A1                 COBY D THOMAS                                              $39,401.70
          2190020172 A1                 MICHAEL J WALKER SR                                        $36,792.71
          2190022138 A1                 MAGDIEL CORDERO CHAPA                                      $19,709.36
          2190022908 A1                 ISRAEL FRANCO                                              $28,270.08
          2190023482 A1                 JOHNNY MARMOLEJO                                           $37,655.77
          2190023878 A1                 RANDOLPH CLARK                                             $41,828.78
          2190023993 A1                 JERRY WILLIS                                               $20,575.86
          2190025427 A1                 LUPE C GONZALEZ                                            $20,668.14
          2190030627 A1                 JOHANNA ERIKA BENNIGHT                                     $15,190.08
          2190031122 A1                 DAVID C YBARRA                                             $34,155.11
          2190032049 A1                 BLANCA N RIVERA                                             $9,428.68
          2190033088 A1                 CECILIA MARTIN MISER                                       $31,459.19
          2190033122 A1                 JESSE GONZALES GONZALES                                    $25,468.27
          2190034464 A1                 WARREN F.SCHMALENBERGER                                   $241,191.11
          2200915126 A1                 WELBORN STANLEY MCCLELLION                                 $41,531.50

          2200917295 A1                 CURTIS S LACKEY                                            $18,816.04
          2200918899 A1                 DANNY EUGENE SANSBURY                                      $30,280.78
          2200921915 A1                 KATHY E KARR                                               $17,763.43
          2200925040 A1                 BEVERLY A BOUDREAU                                          $9,530.53
          2200927298 A1                 VIOLA S ATKINS                                              $9,874.09
          2200928749 A1                 JOHN C GRIFFIN                                             $27,664.35
          2200929715 A1                 REGINALD GILLIARD                                          $21,693.12
          2200935074 A1                 GEORGE M SMITH JR                                          $10,856.66
          2200935864 A1                 MATTHEW W ANDREWS                                          $10,455.17
          2200940700 A1                 CRAIG WILFONG                                              $20,537.75
          2200943334 A1                 KENNETH ALLEN WILLEMS                                      $17,013.11
          2200950766 A1                 BERTUS E MINER SR                                          $12,554.05
          2200951320 A1                 PATRICIA PICKENS FULLER                                    $40,926.35
          2200953020 A1                 GLENDA MIMS                                                $29,936.89
          2200953565 A1                 BARBARA MONTANARO ROME PIERCE                              $34,908.33
          2200953576 A1                 GEORGE M LANKFORD                                          $19,234.17
          2200953896 A1                 JAMES BIGGER                                               $38,129.70
          2200954370 A1                 ROBERT A MILLER                                             $8,070.62
          2200955394 A1                 JOSEPH E LAMB                                              $27,689.53
          2200956466 A1                 CRAIG A WEAVER                                             $14,793.82
          2200957762 A1                 JOHN L ALLENSWORTH                                         $12,775.18
          2200958507 A1                 JOYCE W SMITH                                              $15,386.45
          2200959951 A1                 HOWARD MUFUKA                                              $35,196.68
          2200960331 A1                 JOSEPH DUBOSE                                              $42,456.69
          2200960398 A1                 PATRICIA J WILSON                                          $17,129.13
          2200961553 A1                 BILL W PATTERSON                                           $26,316.22
          2200963709 A1                 FERNANDO HERRERA                                           $35,864.99
          2200970232 A1                 CLOYCE J LIGHT                                             $14,073.09
          2200970872 A1                 EARL BOLDEN                                                 $6,222.08
          2200971268 A1                 JODI C ROUSH                                               $35,986.38
          2200972323 A1                 WAYNE ALTON SETTOON                                       $204,000.00
          2200972656 A1                 THERESA M FLOWERS                                          $29,432.08
          2200973350 A1                 THOMAS J SMITH                                             $41,494.84
          2200973420 A1                 MELVIN CHAMBERLAIN                                         $38,856.24
          2200974757 A1                 RONALD ULRIGG                                              $43,572.37
          2200975191 A1                 HERMAN M LIPSCOMB II                                       $64,077.29
          2200975400 A1                 DIANE M BERGER                                             $42,846.18
          2200975403 A1                 JOHN CREED MANEY JR                                        $27,485.03
          2200975540 A1                 ALLEN L MARX                                               $43,905.37
          2200975927 A1                 WILLIE M CROMER                                            $38,854.35
          2200978715 A1                 LARRY L EICKHOLT                                           $40,800.00
          2200979532 A1                 JOSEPH DAVID STAFFORD                                      $38,800.00
          2290009890 A1                 AARON MILTON                                               $12,252.69
          2290015142 A1                 IRA L FLOYD                                               $447,294.91
          2290019481 A1                 JAIME A ARREDONDO                                          $36,908.29
          2290020732 A1                 JESUS ALONZO RUBIO                                         $34,526.36
          2290020787 A1                 MIGUEL C BARRERA                                           $26,201.28
          2290029466 A1                 CURTIS L WARREN                                            $38,678.22
          2290030828 A1                 RENE A URIEGAS                                             $22,912.84
          2290034812 A1                 JANET L HENDERSON                                          $25,691.91
          2290035453 A1                 JIMMY BOLER                                                $33,749.06
          2290040520 A1                 MICHEAL IRVIN                                               $9,476.98

          2300923630 A1                 CARROLL A JACKSON                                          $25,262.67
          2300935750 A1                 LEE CORPMAN                                                $19,662.43
          2300939109 A1                 H VINCENT NELSON                                           $53,641.94
          2300941082 A1                 DOLORES A SCHONEWOLF                                        $6,934.23
          5100900843 A1                 HAZEL NORMAN                                               $40,982.08
          5100906647 A1                 MAMIE VALENTINE                                            $15,716.73
          5100906950 A1                 RUBEN BATTLE JR                                            $40,009.89
          5100912573 A1                 SHERRY PARKER                                              $28,196.82
          5100914193 A1                 ALONZO FALLS                                               $27,352.99
          5100915272 A1                 MICHAEL L HARDEE                                           $38,083.26
          5100918693 A1                 DAVID BRISTER                                              $37,393.97
          5100918717 A1                 SANDRA W POTTER                                            $20,799.51
          5100922219 A1                 FELIX PAGAN JR                                             $22,401.00
          5100922284 A1                 KERRIE C THOMPSON                                          $59,281.18
          5100923644 A1                 JOHN A COLE                                                $14,425.08
          5100924274 A1                 MIQUEL A VILLARREAL                                        $11,971.43
          5100925014 A1                 DEBRA REAVIS ROBINSON                                      $16,401.14
          5100925244 A1                 NICHOLAS E CORBIN                                          $40,247.81
          5100925742 A1                 JOEL DAVID WOODLE                                          $43,468.24
          5100925931 A1                 ROBIN JACOBS                                               $10,158.06
          5100926329 A1                 GEORGE E RIDDICK JR                                        $16,174.12
          5100927507 A1                 RICKY ALVIN ANNAS                                          $21,345.92
          5100928171 A1                 JUDITH J MONROE                                            $20,946.03
          5100928405 A1                 ASHLEY BERNARD CANADY                                      $11,095.04
          5100928497 A1                 CARL D MOORE                                               $20,501.41
          5100928875 A1                 RICHARD ARTHUR KELLY                                       $29,378.35
          5100930542 A1                 THERESA HARWARD                                            $27,565.79
          5100932005 A1                 WALLACE BROWNLEE                                           $40,822.52
          5100932710 A1                 FRENCH KEN MIXON                                           $39,826.20
          5100932996 A1                 CAROLYN E CHAVIS                                           $25,688.54
          5100934618 A1                 RONALD RASNAKE                                              $6,804.92
          5100934731 A1                 LINDA H LANG                                               $39,586.04
          5100935460 A1                 FREDDY L CAPE                                              $36,173.74
          5100935542 A1                 RANDY PRIDEMORE                                            $23,712.48
          5100935544 A1                 TOMMY W HOLDER                                             $21,053.01
          5100935647 A1                 JOYCE ELDER                                                $19,509.12
          5100936594 A1                 LENORA GILYARD                                             $40,667.60
          5100937777 A1                 JOSEPH E WILLIAMS                                          $13,771.12
          5100938803 A1                 JAMES E TRENT SR                                           $19,053.44
          5100939615 A1                 DONALD R WINSTON                                           $18,370.52
          5100939649 A1                 HIRAM BERNARD                                              $15,808.27
          5100939811 A1                 ALLEN JENNINGS JR                                          $40,678.20
          5100940068 A1                 DAVID ROBINSON JR                                          $18,558.57
          5100940183 A1                 THOMAS G HEATH                                             $26,682.83
          5100941281 A1                 SCOTT SOX                                                  $17,847.74
          5100941392 A1                 CLIFFORD T CORLEY                                          $36,700.85
          5100942746 A1                 SILAS B DODSON                                             $43,103.42
          5100943362 A1                 WILLIE JAMES JONES                                         $41,268.17
          5100943470 A1                 WILLIE JAMES JONES                                         $10,293.79
          5100943878 A1                 GUS E KALMAR                                               $14,718.13
          5100946532 A1                 JACKIE E BROOME                                            $18,011.64
          5100947384 A1                 RICHARD FOWLER                                             $35,888.73

          5100948307 A1                 PATRICIA DURHAM                                            $18,810.60
          5100952581 A1                 DOROTHY B BECKER                                           $15,702.79
          5100953048 A1                 RABRON L WIGGINS JR                                        $10,940.69
          5100954427 A1                 STACY S COX                                                 $8,793.28
          5100957282 A1                 WILLIE MOBLEY                                              $18,193.98
          5100958305 A1                 SHERYL J MORTON                                            $25,529.40
          5100958654 A1                 CHRISTOPHER J CORREIA                                      $10,909.62
          5100958739 A1                 MICHAEL J O'LEARY                                          $22,766.93
          5100960051 A1                 RODGER LEE                                                 $43,964.02
          5100960368 A1                 CYNTHIA E WAGONER                                          $18,872.18
          5100960583 A1                 MARCUS T ROBINSON                                          $22,899.92
          5100960677 A1                 CYNTHIA LYNN ROGERS                                        $20,673.03
          5100962919 A1                 LOUISE WRIGHT OLIVER                                        $8,942.31
          5100965234 A1                 WILLIE R BAILEY                                            $30,342.11
          5100966181 A1                 MICHAEL M MATTHEWS                                         $27,919.68
          5100967373 A1                 RYAN D MONTI                                               $18,945.51
          5100967678 A1                 HAROLD ANDERSON                                            $37,482.09
          5100967908 A1                 RALPH J EFIRD JR                                           $35,859.61
          5100968585 A1                 MELVIN WARREN                                              $43,975.46
          5100968885 A1                 CARLOS CANO III                                            $29,810.29
          5100970341 A1                 MARTHA ANN CREWS                                           $23,702.78
          5100970595 A1                 RANDY CHARLES SHEPPARD                                     $37,769.81
          5100971483 A1                 IVORIS BOSTICK                                             $43,985.59
          5100971874 A1                 JAMES EDWARD CAUBLE                                        $39,978.10
          5100972709 A1                 HERSCHEL BRUCE BAGLEY                                      $43,481.36
          5100972752 A1                 WILLIAM E FLOYD                                            $39,956.03
          5100975810 A1                 JIMMY GRAY COALSON                                         $38,985.53
          5100976385 A1                 FRANK M DEMICK                                            $377,204.35
          5100976777 A1                 WILLIAM R CURETON                                          $26,954.28
          5100977417 A1                 DIANE W ORCUTT                                             $41,979.29
          5190001621 A1                 TIMOTHY W BAILEY                                          $274,201.38
          5190001760 A1                 ROSLYN G BELLAMY                                           $38,822.12
          5190002243 A1                 MARY E LEE FLOWERS                                         $36,908.19
          5190002583 A1                 LUCINDA HOWELL                                             $36,918.87
          5190002593 A1                 MARY LOU HANNA                                             $37,634.12
          5190003274 A1                 BEVERLY A JOHNSON                                          $35,990.76
          5190003849 A1                 HORACE KENNEDY                                             $30,521.73
          5190004232 A1                 CHARLES S ELLIS                                            $35,781.09
          5190004586 A1                 JENNIFER A BLACK                                           $43,888.70
          5190005531 A1                 YVONNE K MOORE                                             $20,461.85
          5190005560 A1                 EDGAR N FOSTER SR                                          $30,931.14
          5190006906 A1                 SHIRLEY A ROBINSON                                         $33,806.09
          5190007238 A1                 ANDREW DORCH                                               $19,159.14
          5190008811 A1                 BRENDA SANDERS                                             $38,301.90
          5190015747 A1                 POINVENTA BOYD                                             $38,031.84
          5190017426 A1                 BARBARA H LEGG                                             $34,861.11
          5190017501 A1                 ENOCH C PARTON                                             $42,678.10
          5190017741 A1                 PATRICIA ANN ANDERSON                                      $37,703.92
          5190019270 A1                 SANDY MYERS                                                $43,876.16
          5190020145 A1                 ETHEL SMALL                                                $35,211.22
          5190020654 A1                 ELVEE MOORE                                                $10,630.74
          5190023198 A1                 SUSAN L BELL                                               $43,954.70

          5190025177 A1                 ROBERT J PICKETT                                            $9,891.72
          5190029684 A1                 BRENDA D CARSON                                            $32,861.58
          5190031604 A1                 THOMAS SMITH                                               $35,405.29
          5190031693 A1                 CORA SOWELL                                                $35,363.20
          5190038750 A1                 VERTRELL GRIFFIN                                            $9,928.67
          5200904300 A1                 MICHAEL HURT                                               $18,057.73
          5200913245 A1                 CHUCK HARRIS                                               $12,554.34
          5200914427 A1                 DEBRA YOUNG                                                $15,893.87
          5200921573 A1                 JAMES HARROLD DAVIS                                        $17,981.96
          5200922184 A1                 ELIZABETH B CUNNINGHAM                                     $20,623.87
          5200922496 A1                 JANIE T BYERS                                              $16,787.18
          5200925391 A1                 BRENDA WHALEY                                              $13,017.98
          5200928510 A1                 JOHN CLAYTON KENNEDY                                       $10,769.09
          5200930720 A1                 DENNIS SMITH JR                                            $38,675.38
          5200935287 A1                 JOHN MONEA                                                 $24,590.84
          5200940192 A1                 BURTON L ARNOLD                                            $11,611.80
          5200941775 A1                 CYRUS KIRKLAND                                             $31,430.45
          5200944243 A1                 BARBARA BANKS                                              $13,044.80
          5200946904 A1                 PATRICIA D LEWIS                                           $22,649.64
          5200947025 A1                 WILLIE MAE CARD BURNETTE                                   $28,390.51
          5200948078 A1                 JAMES W BOND                                               $18,852.67
          5200950545 A1                 EARNEST RAMSEY                                             $37,715.28
          5200951989 A1                 RHONDA CLARK JAMES                                         $14,079.87
          5200952728 A1                 ELVIRA LOWMAN                                              $12,295.09
          5200952729 A1                 ALI EMRE BASAL                                            $271,162.18
          5200954648 A1                 ANNA BELL                                                  $33,553.88
          5200955571 A1                 STACY O COOK                                               $11,501.88
          5200969232 A1                 PATRICIA ANN GRACIANETTE                                   $21,728.52
          5200969318 A1                 CHERYLE D HARRISON                                         $18,355.25
          5200972835 A1                 BIRDIA BAKER                                               $32,779.60
          5200973363 A1                 ELIZABETH KNIGHT                                           $43,156.12
          5200974624 A1                 LARRY LOWE                                                 $23,152.17
          5200976729 A1                 WAYNE J MCCANTS                                           $199,670.61
          5200978192 A1                 WAYNE J MCCANTS                                            $35,188.84
          5290008144 A1                 MARK POOLE                                                 $10,459.68
          5300914426 A1                 EDNA PEARL HAYES                                            $8,876.04
          5300940960 A1                 LARRY W HATCH                                              $10,689.72
          5300955930 A1                 CHRIS WHITSON                                              $15,153.44
          5300968963 A1                 RUMPA SUWANNETR                                            $11,036.25
          5400929099 A1                 WENDY MURRAY                                               $10,237.01
          5490005144 A1                 BRYAN K WOODRING                                           $25,415.81
          5500926945 A1                 RUSSELL A INMAN                                            $33,461.34
          5500933564 A1                 JEFFREY COLE                                               $14,410.82
          5500972300 A1                 THOMAS E BOOKHOUT                                          $22,443.13
          5500973286 A1                 JAMES M RANSOM                                             $18,645.61
          5500979202 A1                 JOSEPH G SUTULOVICH JR                                     $20,994.30
          5600929535 A1                 BRENDA DENISE JONES                                         $8,481.51
          5600945382 A1                 NAOMI HUDLEY                                               $14,830.14
          5600945520 A1                 LISA M HILL                                                $20,486.72
          5600950034 A1                 EVANGELINE LINDBERG                                        $14,863.68
          5600953300 A1                 JAMES MOSBY JR                                            $219,551.77
          5600979530 A1                 JOYCE LEHEW                                                $33,587.35

          5700910530 A1                 EDWARD MINTER                                              $19,381.37
          5700923481 A1                 MICHAEL GALLIGAN                                           $27,784.97
          5700936586 A1                 KEVIN AGUILAR                                              $23,755.00
          5700952095 A1                 RODNEY D POTTER                                            $17,363.89
                                                                                               $20,351,882.24
                2258 A2                 ULYSSES DUCKETT                                            $94,224.25
                2562 A2                 RACHEL J BURR                                              $14,406.87
               21031 A2                 WADE YATES                                                $135,114.70
               60358 A2                 KEVIN B JONES                                              $65,903.63
               60389 A2                 JAMES T GRAHAM                                            $122,678.98
               60770 A2                 BERNHARD H SCHNEIDER                                      $103,143.85
               60828 A2                 JOEY A ZGLINCKI                                            $99,254.53
               60884 A2                 JAMES L DAWKINS                                           $138,229.13
               61184 A2                 ARMOND A TURNER                                            $88,885.63
               61201 A2                 CALVIN JOHNSON JR                                          $51,402.04
               61373 A2                 MARK BROWN                                                 $51,859.07
               61456 A2                 JOYCE BURNS                                                $46,863.28
               61508 A2                 TRI COUNTY PREGNANCY CTR.  INC                             $50,070.88
               61781 A2                 JOYCE W BLOODWORTH                                         $53,427.91
               61821 A2                 WILLIAM RICHARD HORNE                                      $59,440.64
               61991 A2                 ROGER L PHILLIPS                                          $186,911.38
               62159 A2                 JANET C GIBSON                                             $75,304.49
               62251 A2                 CHARLES H WILLIAMS                                         $58,751.08
               62287 A2                 JAMES L BROWN  SR(ESTOF)                                   $42,959.78
               62360 A2                 JAMES A KELLETT                                            $99,474.04
               62382 A2                 DANIEL W COOKE                                             $50,710.68
               62391 A2                 SCHKHANN MITCHELL                                          $54,344.20
               62414 A2                 JEREMIAH FRANKLIN                                          $65,062.19
               62444 A2                 RONALD P HERRING                                           $94,618.06
               62551 A2                 LEVIE MORANT(EST OF)                                       $52,562.89
               62563 A2                 JOHN E BLANCHARD                                           $43,868.38
               62572 A2                 JAMES MORTON                                               $66,418.77
               62595 A2                 SANDRA P FOSTER-GILLIS                                     $75,814.62
               62606 A2                 ELLEN W REID                                               $76,055.57
               62645 A2                 CYNTHIA B HODGE                                            $93,989.83
               62660 A2                 ROOSEVELT R RICE                                           $62,892.01
               62750 A2                 RENEE H TINSLEY                                            $75,471.06
               62843 A2                 JAMES F STREETMAN                                          $41,654.55
               62971 A2                 LAWTON P ROGERS                                            $48,664.88
               62973 A2                 JAMES F ANDERSON                                          $147,040.91
               63000 A2                 ELSIE S JONES                                              $86,611.60
               63086 A2                 SYLVESTER WEST                                             $84,517.21
               63089 A2                 JEFF HENRY JR                                              $88,613.28
               63100 A2                 JOHN B WANNAMAKER                                          $60,785.42
               63172 A2                 SAMARA M SCOTT                                             $51,075.26
               63175 A2                 THOMAS COLEMAN                                             $92,665.06
               63177 A2                 JAMES CLARK                                                $57,008.54
               63249 A2                 LEO SMITH JR                                               $64,069.25
               63267 A2                 GARY W OWENS                                               $65,700.16
               63384 A2                 LIONEL M THOMAS                                            $47,020.00
               63401 A2                 RAYMOND R DOWNING                                          $56,393.50
               63478 A2                 DANNY FORE                                                 $49,780.28

               63529 A2                 BERRY C MORGAN                                             $57,838.04
               63600 A2                 STEVEN R KLEIN                                            $123,042.32
               63605 A2                 CLIFTON M OUZTS                                            $53,129.85
               63629 A2                 TED WILLIAMS                                               $43,455.89
               63641 A2                 STEVEN R KLEIN                                             $53,056.15
               63667 A2                 KENNY BLAKENEY                                             $70,948.37
               63716 A2                 ROOSEVELT DOWNS                                            $71,317.32
               63720 A2                 DOROTHY LUCILLE KING                                       $53,528.51
               63723 A2                 MARION DRUMMOND                                           $139,106.41
               63754 A2                 JOSEPH RICHARDSON                                          $34,021.66
               63759 A2                 MARTHA ANN GRANT                                           $56,292.30
               63775 A2                 EARNESTINE ROSS                                            $42,427.31
               63826 A2                 THOMAS D BROADWATER                                       $106,604.06
               63833 A2                 RANDALL J HARRIS                                           $42,868.55
               63857 A2                 DEBRA M MICKENS                                            $63,422.79
               63866 A2                 GEORGE H JONES JR                                          $54,322.80
               63908 A2                 JODY F COX                                                 $57,911.41
               63946 A2                 JEFFREY CURENTON                                           $66,974.67
               64014 A2                 JAMES HOOD JR                                              $49,439.81
               64040 A2                 CARL GEORGE SMITH JR                                       $44,143.78
               64080 A2                 NICOLE O RODRIGUEZ                                         $81,225.22
               64089 A2                 KEELA C JAMISON                                            $51,543.64
               64131 A2                 W J WATFORD                                                $57,155.04
               64208 A2                 JUSTIN W THARP                                             $78,712.10
               64209 A2                 RAYNETTA B CHAVIS                                          $46,153.50
               64256 A2                 GARVIN H SLOAN                                             $48,272.31
               64257 A2                 ELIJAH HANNIBAL                                            $43,480.34
               64275 A2                 LARRY M GILREATH                                           $49,581.23
               64349 A2                 WALLACE BERRY                                              $43,478.81
               64354 A2                 DOROTHY LOUISE SCOTT                                       $60,482.72
               64379 A2                 MARY ELLEN GOODWIN                                         $89,890.30
               64389 A2                 REGINALD BROWN                                             $55,744.09
               64399 A2                 LESTER FLOWERS                                             $51,577.89
               64417 A2                 LEO S GALLANT                                              $65,026.81
               64421 A2                 JAMES M MORRIS                                             $51,113.14
               64429 A2                 FRANK LEE GREEN                                            $46,143.89
               64438 A2                 ALBERT JACKSON                                             $59,969.97
               64444 A2                 CARL W HUTCHINS                                            $43,028.65
               64496 A2                 ROBERT L THOMPSON JR                                       $44,098.65
               64546 A2                 ROBERT E HEMINGWAY                                         $54,576.86
               64646 A2                 JEFFERSON T ISAAC                                          $47,720.81
               64683 A2                 ZEB B STARNES JR                                           $46,819.82
               64699 A2                 ETHEL RICH BURNS                                           $49,412.19
               64799 A2                 CURTIS SIDNEY SMITH JR                                     $52,026.17
               64811 A2                 FRED C ROLLER IV                                           $92,257.17
               64942 A2                 HANNA SNOW                                                 $51,119.31
               64960 A2                 ESSIE MAE KINSLER                                          $52,168.27
               65005 A2                 EDWARD D BULLARD                                          $135,875.77
               65011 A2                 MILDRED A MONROE                                           $47,913.27
               65019 A2                 GREGORY C ATKINS                                           $82,873.55
               65053 A2                 ROOSEVELT STARK SR                                         $47,854.72
               65066 A2                 KENNETH WAYNE TRIBBLE                                      $43,706.70

               65135 A2                 BOBBY HENLEY                                               $87,669.98
               65183 A2                 MARY LEVINE                                                $53,273.30
               65248 A2                 CLYDE WILLIAM JENNINGS                                     $83,685.64
               65353 A2                 MICHAEL BLACKWELL                                          $80,666.79
               65395 A2                 BARRY N SCOTT                                              $65,741.00
               65560 A2                 LARRY P REID                                               $51,371.14
               65589 A2                 GREGORY WILSON SR                                         $108,375.44
               65592 A2                 GERALD GREEN                                              $206,250.00
               65607 A2                 ERNEST R WASHINGTON                                        $93,125.42
               65712 A2                 LOUIS SCOTT UTTER                                          $59,499.31
               65737 A2                 EDWIN L GARDNER JR                                        $108,722.16
               65767 A2                 LEROY F STEWART                                            $70,230.07
               65937 A2                 ELLA MAE GILLIAN                                           $56,867.37
               65939 A2                 BARBARA AMAKER                                             $53,817.50
               65947 A2                 BILLY R COLLINS                                            $57,707.26
               65949 A2                 TERESA A CANZATER                                          $45,600.00
               65951 A2                 THOMAS K ALTMAN                                            $44,730.75
               65954 A2                 RUDOLPH F MARSHALL                                         $55,205.11
               65972 A2                 BELISTA DIXON                                              $51,274.78
               65977 A2                 EDWARD W BAGWELL                                           $49,541.89
               65980 A2                 GYPSIE L MURDAUGH                                          $61,623.44
               65989 A2                 CARL BARNES                                                $50,994.23
               65991 A2                 SAMUEL L SCOTT                                             $57,199.94
               65997 A2                 JEROME THOMAS                                              $48,774.66
               66001 A2                 TERRY G CHESTER                                            $55,121.55
               66007 A2                 IVAN J HALL                                                $64,700.35
               66027 A2                 SANDRA L ERICKSON                                          $56,139.60
               66038 A2                 MELANIE O ATKINS                                           $55,297.22
               66050 A2                 WILLIAM C SELF SR                                          $46,363.34
               66055 A2                 BOBBY A CENTER                                             $61,002.46
               66057 A2                 MICHAEL SHANE REINHARDT                                    $61,404.27
               66059 A2                 RODNEY DAVIS                                               $50,336.14
               66061 A2                 CHARLES E ROOF JR                                          $99,902.85
               66076 A2                 TIMOTHY NIXON                                              $45,624.41
               66078 A2                 ROBERT D HERRING                                           $67,631.20
               66082 A2                 GERALDINE T ALLEN                                          $47,964.90
               66086 A2                 BRYAN K BEELER                                            $136,683.01
               66092 A2                 JAMES TODD                                                 $55,772.87
               66104 A2                 WILLIAM KEITH BODIE                                        $45,311.19
               66111 A2                 GEORGE WILLIAM ESTES                                       $47,490.62
               66131 A2                 AUGUSTINE BOEHM                                            $60,614.25
               66133 A2                 DEBORAH ROXANNE LAIRD                                      $61,600.00
               66134 A2                 ROBERT SHERIFF                                             $46,923.19
               66155 A2                 JAMES COKLEY                                               $48,629.76
               66169 A2                 MARY E GOODWIN                                             $52,457.69
               66176 A2                 MARK LEPKOWSKI                                             $50,817.75
               66181 A2                 DARREN J PRIDGEN                                           $50,845.50
               66195 A2                 GRACE SMITH                                                $47,967.81
               66204 A2                 GEORGE MILLER                                              $46,148.89
               66219 A2                 LARRY MCCRAY                                               $55,777.35
               66222 A2                 DARLENE HART                                               $57,828.44
               66224 A2                 JEROME MCCUTCHEN                                           $46,120.60

               66234 A2                 LEROY E COHEN                                              $66,400.00
               66249 A2                 JAMES D HAYES                                              $58,000.00
               66251 A2                 CAROL OLIVER                                               $52,719.29
               66259 A2                 ANTHONY W FREEMAN                                          $55,591.14
               66265 A2                 LARRY D WALLACE                                            $59,777.04
               66267 A2                 WILLIAM R POWERS                                           $51,044.90
               66291 A2                 THOMAS COLCLOUGH                                           $43,783.79
               66297 A2                 JOEL M BRUCE                                               $50,782.37
               66306 A2                 RAYMOND JENKINS                                            $57,402.90
               66308 A2                 SHIRLEY S YOUNG                                            $51,435.99
               66329 A2                 HALLIEQUE BRADFORD                                         $46,793.93
               66330 A2                 GREGORY BELLAMY                                            $59,047.69
               66339 A2                 JAMES W ABRAMS JR                                          $46,507.43
               66340 A2                 TERESA ALFORD                                              $74,132.80
               66346 A2                 CAROL MCKEOWN                                              $50,040.37
             1001837 A2                 MATILDA TIGGS                                             $124,590.14
             1002103 A2                 WILLARD R HONEYCUTT                                        $53,331.16
             1002138 A2                 DONNIE ALAN GILLESPIE                                      $47,326.33
             1002436 A2                 PETER MINKS                                                $99,060.37
             1002718 A2                 REGINALD E ROGERS                                          $48,152.84
             1003462 A2                 CARL DOUGLAS MABE                                          $52,801.73
             1003751 A2                 TERRY M WRIGHT                                             $44,390.60
             1005771 A2                 JOHN T HENSLEY                                            $161,424.87
             1006012 A2                 ERNEST H STANFORD III                                     $155,591.25
             1006060 A2                 MACCUS BARFIELD                                            $53,919.62
             1006077 A2                 JOSEPH RAYMOND PARETI                                      $78,768.00
             1006127 A2                 JOHN E SEABROOKS                                           $49,657.69
             1006139 A2                 STEPHEN MALLOY                                             $49,506.63
             2000033 A2                 THOMAS JOHNSON                                             $47,322.93
             4000288 A2                 DAVID J LAMBERT                                            $43,699.20
             4001033 A2                 JAY M HINE                                                $114,898.49
             4001095 A2                 EMMAZELL ROBERTS                                           $50,903.10
             4001118 A2                 EDWARD E BAGLEY JR                                         $59,918.04
             4001159 A2                 STEPHANIE GIBSON                                           $65,163.30
             5006080 A2                 DAVID H METZER                                             $51,548.14
             5006145 A2                 STUART K VAUGHN                                            $48,154.85
             5006346 A2                 JAMES SKINNER                                              $51,803.17
             5006567 A2                 GREGORY DOLLINAR                                           $48,508.04
             5006794 A2                 ROGER J DORKO                                              $49,481.20
             5007676 A2                 JAMES E GORDON JR                                          $63,463.55
             5007708 A2                 RODRIC J MYERS                                             $50,212.85
             5007991 A2                 TIMOTHY J HENNING                                          $64,709.65
             5008113 A2                 SOLOMON OLIVER CROMWELL                                    $79,873.65
             5008348 A2                 SHARON S BUTLER                                            $67,636.49
             5008475 A2                 REVA G THOMPSON                                            $54,402.68
             5008722 A2                 DANIEL G JIMENEZ                                           $48,342.44
             5008766 A2                 MICHAEL G EMBREY                                           $48,048.63
             5008791 A2                 JOHN MICHAEL O'BRIEN                                       $43,856.42
             5008832 A2                 SHERRY L STOUT                                             $48,959.94
             5008838 A2                 TONY J PELLEGRINI                                          $45,247.91
             5008846 A2                 ROBERT W CURTISS                                           $52,333.38
             5008915 A2                 TERRY A THEIN                                              $44,993.65

             5010211 A2                 STEVEN E POTTS                                             $54,918.74
             7000983 A2                 MICHAEL ASHTON DOTSON                                      $51,823.03
             7001429 A2                 WENDELL R HAYNES                                           $60,167.93
             7001469 A2                 CYNTHIA POWELL                                             $45,740.33
             7001566 A2                 NORVEL MCDONALD                                            $49,276.20
             7001804 A2                 DANNY RAY GRIFFIN                                          $60,690.45
             7001826 A2                 ELIZABETH LAFAYETTE                                        $46,743.45
             7001868 A2                 STONEY GREG MULLINS                                        $69,738.59
             7001871 A2                 GASPAR J RIVERA                                            $55,931.98
             7001881 A2                 JOHN STEWART                                               $57,316.20
             7001893 A2                 VICTOR H WILLIAMSON                                       $100,295.87
             7001925 A2                 CHARLES K HENLE                                            $49,845.38
             7002000 A2                 EDWARD K TREMBLE                                          $166,177.60
             7002008 A2                 HARRY WEDUL                                               $145,301.59
             7002054 A2                 GLORIA T HESTER JOHNSON                                    $54,741.61
             7002055 A2                 ALFRED GRANT                                               $46,011.33
             7002112 A2                 LAMONT D GODFREY JR                                        $49,183.48
             7002113 A2                 JONNETTA C BENEDICT                                        $52,968.87
             7002148 A2                 TERRY BRUCE WILBER                                         $54,687.23
             7002159 A2                 PAUL J GRAYSON                                             $54,819.68
             7002183 A2                 KATIE MAE ROGERS                                           $52,772.71
             7002194 A2                 WILLIAM ZEBELIN MITCHELL                                   $48,072.64
             9001292 A2                 ALAN W GIBLER                                             $107,586.09
            12000372 A2                 STEPHANIE L GILCHRIST                                      $44,135.36
            12000410 A2                 LESTER D MCDANIEL                                          $69,694.93
            12000465 A2                 JOHNNY FAYE CAMPBELL                                       $59,708.99
            13000489 A2                 JOEL C BRUN                                                $49,610.58
            14000233 A2                 JEFFERY SCOTT YATES                                        $51,653.02
            14000274 A2                 BILLIE J WATERS                                            $44,918.10
            14000278 A2                 GRADY L KNIGHTON                                           $56,616.07
            15000257 A2                 JAMES E BRADHAM                                            $45,728.66
            15000446 A2                 THEODORE SCOTT SR                                          $61,818.04
            15000517 A2                 JOHNNIE R LOGAN III                                        $76,800.00
            15000565 A2                 JIMMY M SHAW                                               $54,179.43
            15000663 A2                 JAMES R KIRVEN                                             $52,913.46
            15000682 A2                 REGINALD WESTON                                            $64,475.44
            15000695 A2                 CHARLES W HINSON                                           $68,275.87
            15000697 A2                 JAMES G PEARSON                                           $161,703.21
            15000716 A2                 MICHELLE M JACKSON                                         $79,761.47
            15000718 A2                 ROSE M DAVIS                                               $56,586.83
            15000732 A2                 ALTON GEDDINGS                                             $50,757.21
            15000734 A2                 STEVE HORSTMANN                                            $68,000.00
            21000369 A2                 ARTHUR S GREENE JR                                         $49,936.13
            21001756 A2                 TIMOTHY A HAYEN                                            $56,052.49
            21001871 A2                 JEFFREY A WILLIAMSON                                       $53,024.43
            21002236 A2                 DANNY RAY BOYETTE                                          $55,266.34
            21002499 A2                 EMORY D NEAL                                               $52,951.23
            21002673 A2                 KEVIN G EDWARDS                                            $46,048.86
            21002901 A2                 WAYNE G KAROL                                              $48,563.21
            21003194 A2                 CHRISTOPHER TAYLOR REED                                    $43,447.71
            21003305 A2                 LARRY L GOODALL                                            $41,444.66
            21003316 A2                 SHARON M GRAY                                              $50,271.78

            21003411 A2                 MICHAEL D WELCH                                            $43,377.59
            21003900 A2                 JOHN KIDMAN                                                $44,340.59
            21004049 A2                 REYNALDO SEQUERA                                           $51,483.56
            22000909 A2                 HESIRI M FERNANDO                                          $48,197.45
            22001041 A2                 JOSEPH GRYLAS                                              $52,146.79
            22003287 A2                 TREVOR LEE BENOIT                                          $48,610.97
            22003500 A2                 JAY R GERBER                                               $60,686.67
            22003711 A2                 DAVID PENHOLLOW SR                                         $63,666.12
            22003772 A2                 MICHAEL V MICHALAK                                         $62,508.46
            22003906 A2                 ROY D ASHCRAFT                                             $49,830.64
            22003969 A2                 DAVE L FOREMAN                                             $53,940.22
            22004072 A2                 BYRON G WOLFE JR                                           $74,260.65
            22004103 A2                 CAROLYN L KNICELY                                          $47,820.08
            22004209 A2                 ROBERT G DONALD                                            $44,383.18
            23000135 A2                 NADINE PENN                                                $45,275.20
            23000142 A2                 JAMES R DANIELL JR                                         $50,989.54
            23000212 A2                 EDWARD B WALTMAN                                           $45,656.27
            70014611 A2                 RICHARD DAVID CHANCE                                      $113,016.56
            95000125 A2                 TONY M ROBINSON                                            $50,221.17
            95000145 A2                 LEROY CRUEL                                                $61,406.78
            95000150 A2                 MARY ANN RANCE                                             $93,365.39
            95003011 A2                 FRANCENIA T ELLIS                                          $62,101.05
            95003377 A2                 BERNARD L FOOTMAN                                          $58,290.43
            95003394 A2                 WALLACE L SMITH                                            $50,136.79
            95003404 A2                 G WALTER WHITLOCK                                          $47,416.34
            95003413 A2                 JOHN E BROWN                                               $70,665.70
            95003427 A2                 STEVE J PILGRIM                                            $44,674.74
            95003450 A2                 MICHAEL N BYRD                                             $77,538.00
            95003473 A2                 RANDALL W LEOPARD                                          $58,339.46
           130004301 A2                 CLIFFORD D ROBINSON                                        $44,128.49
           220031281 A2                 CLINTON W PALMER                                           $41,695.84
          1190009118 A2                 JAMES L NASH                                              $115,362.85
          1190009144 A2                 DANNY E MOORE                                             $155,229.02
          2000919447 A2                 ROBERT P GARRETT                                           $71,906.57
          2000931895 A2                 DEBORAH W SINGLETON                                       $128,884.65
          2000950681 A2                 VICTOR C LOMBARDO                                          $73,855.99
          2000954896 A2                 PAULA K VAWTER                                             $76,983.33
          2090024811 A2                 ANGELA CARTER                                              $51,118.27
          2100903738 A2                 CATHERINE H VINCENT                                        $87,027.99
          2100905239 A2                 NORMAN J JACKSON                                           $59,003.27
          2100910491 A2                 ELMER L NEAL SR                                            $49,162.65
          2100912127 A2                 JOSEPH ALBERT PYPE                                         $47,319.14
          2100920880 A2                 JACK F SYKES                                               $49,896.36
          2100944662 A2                 GEORGE E MOFFITT                                           $47,062.85
          2100946161 A2                 ELOISA MOLINA DODGE                                        $68,338.78
          2100947032 A2                 KENNETH LEROY MOORE                                        $74,204.21
          2100947048 A2                 BRADY C WILLIAMS                                           $75,461.42
          2100947165 A2                 ALICE R BOWERS                                             $51,174.37
          2100965988 A2                 SCOTT R ANDERSEN                                           $72,210.68
          2190020853 A2                 LEE D POST                                                 $59,625.68
          2190020862 A2                 RONALD J DUNCAN                                            $53,876.78
          2190022887 A2                 BETTY KELLY                                                $44,370.74

          2190023129 A2                 BARRY DON SHAW                                             $55,080.73
          2190025934 A2                 RONALD EVAN BRANUM                                         $63,389.89
          2190026459 A2                 CLARA R LONGORIA                                           $56,793.25
          2190027967 A2                 MURRAY ARCHIE                                              $50,736.59
          2190030556 A2                 RICARDO S RIVERA                                           $42,048.58
          2190034329 A2                 DAVID H GUYTON                                             $94,754.03
          2190039387 A2                 NEIL KENT CAREW                                            $62,305.77
          2200902431 A2                 CAROL MODER                                                $50,518.28
          2200903367 A2                 JOSEPH E GRANGER                                          $129,275.25
          2200905996 A2                 PATRICK E POWELL                                           $73,424.59
          2200910081 A2                 DAVID AVILA                                                $52,681.30
          2200910267 A2                 FREDERICK L SAMUEL                                         $69,415.08
          2200912836 A2                 EDWINA W VINCENT                                           $47,128.16
          2200915999 A2                 ROBERT L WAGNER                                            $64,058.89
          2200917116 A2                 LOTTIE M GUITARD                                           $70,435.86
          2200917158 A2                 JOHN R NORDIN                                              $49,044.97
          2200919419 A2                 TAMMY D EVERGETIS                                         $104,241.73
          2200922713 A2                 PATSY FERNANDEZ                                            $69,518.99
          2200924919 A2                 ROBERT STOKES                                              $93,367.99
          2200927810 A2                 VIVIAN SILVERS                                             $54,222.80
          2200943607 A2                 A BILLIE DOBBS                                            $106,869.50
          2200944422 A2                 EVELYN M JEFFERSON                                         $87,560.73
          2200946319 A2                 DAVID BOOTH                                                $51,441.15
          2200946446 A2                 RONNIE WITHERSPOON                                         $44,964.94
          2200946688 A2                 DONNA M CONYERS                                            $62,000.06
          2200947743 A2                 MARY C BRUCE                                               $62,248.05
          2200948562 A2                 DAVID LUNA                                                 $52,144.05
          2200948645 A2                 ROGER B BAYNE                                              $63,224.80
          2200956621 A2                 JOHN BEERY                                                 $44,727.05
          2200958079 A2                 LONNIE MICHAEL HARRELL                                    $119,513.18
          2200958426 A2                 JOHN D ROBERTS                                             $50,303.12
          2200958582 A2                 FREDERIC ROBERT KINARD                                     $91,476.21
          2200962079 A2                 PATRICIA W PARDOE                                          $54,303.34
          2200963943 A2                 BENJAMIN F GARLAND                                        $131,055.83
          2200965878 A2                 MARK D LYNCH                                               $91,529.85
          2200966913 A2                 DOUGLAS R BORTON                                           $48,863.02
          2200967727 A2                 PAUL R LANE                                                $69,420.31
          2200967935 A2                 KATHY WARE                                                 $50,884.88
          2200968091 A2                 LARRY T TANNER                                             $47,872.87
          2200968309 A2                 JAMES W BALES III                                          $65,338.30
          2200968628 A2                 WILLIAM D FIDDLER                                          $50,832.87
          2200968687 A2                 THOMAS MICHAEL HOLT                                        $71,792.21
          2200968905 A2                 ROD SMITH                                                  $46,683.85
          2200969182 A2                 PATRICIA J DAVIS                                           $48,874.88
          2200969783 A2                 DONA S SMITH                                               $61,121.98
          2200970566 A2                 BRIAN FERRARO                                              $87,887.82
          2200970799 A2                 LISA PATTERSON                                             $47,762.04
          2200971480 A2                 JAMES CONANT                                               $44,836.84
          2200971714 A2                 REBECCA ANN GOULD                                          $62,380.05
          2200972643 A2                 BILLY RAY CRAIN                                            $62,957.17
          2200972758 A2                 JOHN G ELLIOTT                                             $74,859.90
          2200973043 A2                 MARY E OWENS                                               $58,967.70

          2200973808 A2                 BILLY N MITCHELL                                           $54,372.01
          2200974166 A2                 KEITH MICHAEL PINEL                                        $64,750.52
          2200974631 A2                 MARY A BISHOP                                              $45,025.57
          2200974692 A2                 RICHARD C WILLIAMS                                         $79,843.63
          2200974875 A2                 JAMES R ADKINS                                             $47,936.70
          2200974898 A2                 JOE THOMAS MOORE                                           $78,066.49
          2200975314 A2                 BART W BROADWELL                                           $89,555.33
          2200975348 A2                 EDITH PEARL EVANS                                          $78,270.01
          2200975712 A2                 PAUL TOMLINSON                                             $65,434.17
          2200976074 A2                 GARLAND R STANLEY                                          $69,200.00
          2200976350 A2                 KEM R FOWLER                                               $47,145.39
          2200976659 A2                 MARSHA F CHARBONEAU                                       $111,852.31
          2200976813 A2                 MATTHEW BUTLER                                             $58,627.58
          2200976830 A2                 ROBERT LEE EDWARDS                                         $46,290.59
          2200976974 A2                 ELAINE A MARESCA                                           $94,499.38
          2200977040 A2                 SANDRA M JONES                                             $73,851.87
          2200977679 A2                 KENNETH R BAILEY                                           $55,918.78
          2200977701 A2                 KEITH A BECKMAN                                            $84,800.00
          2200978068 A2                 MARK A EVANS                                               $77,993.63
          2200979682 A2                 CLIFFORD SWITZER                                          $119,850.00
          2200980130 A2                 LARRY WILLIAMS                                             $45,496.38
          2200980407 A2                 SCOTT A BONNETTE                                           $71,023.14
          2200981916 A2                 DALE L COOK                                                $70,160.67
          2290018641 A2                 ANN H SIMMONS                                              $56,601.28
          2290019940 A2                 SHARON R BURK                                              $75,663.12
          2290026119 A2                 J JASON THOMAS                                             $43,378.47
          2290030062 A2                 IDOLUIS E CASARES                                          $43,219.98
          2290030125 A2                 JOHN MARNEY WALLER JR                                      $59,367.67
          2290032860 A2                 CYNTHIA D KNIGHT                                           $60,712.23
          2290033657 A2                 PERNICE O SMITH                                            $43,205.02
          2290036955 A2                 COLLIN W COFFEY                                            $59,806.12
          2290037776 A2                 JORGE ARTURO SALINAS                                       $65,575.25
          2300931216 A2                 FRANK GALICIA                                              $57,873.33
          5100902192 A2                 MICHAEL S WALKER                                          $190,500.00
          5100905617 A2                 THOMAS E ALEXANDER                                         $78,401.13
          5100905924 A2                 RAYMOND C QUEEN                                            $71,138.96
          5100907974 A2                 EVERETT HAWKINS                                            $58,250.90
          5100911528 A2                 ROBERT L MCLEAN                                            $70,945.34
          5100912902 A2                 GEROME R MCLEOD                                            $45,764.51
          5100913276 A2                 WILLIE J WHITE                                             $63,684.94
          5100914459 A2                 BAKITA S ACEVEDO                                           $47,022.06
          5100914486 A2                 DAVID E BURNETTE                                           $94,347.59
          5100914848 A2                 B F ALLISON                                                $46,934.24
          5100915468 A2                 DONNA K CATHEY                                             $73,279.13
          5100915872 A2                 WILLIAM J WALKER                                           $99,944.99
          5100916405 A2                 RAYMOND C GILPIN                                           $54,132.18
          5100916423 A2                 VICKI WATFORD                                              $75,617.54
          5100917511 A2                 JAMES L ROYSTER                                           $190,966.87
          5100917746 A2                 CHRIS E CATER                                              $62,956.72
          5100918293 A2                 JEFFREY BAUGUS                                             $48,970.05
          5100919086 A2                 JAMES COPELAND III                                         $55,755.83
          5100920340 A2                 BARBARA L ADAMS                                            $59,759.23

          5100921098 A2                 JUDY BROWN                                                 $65,274.50
          5100921634 A2                 ROY DALE BAKER                                             $50,925.73
          5100922982 A2                 JOHN A COLE                                               $123,666.02
          5100923108 A2                 WILLIAM D YOUNG                                            $73,319.64
          5100923418 A2                 KEITH TESNAR                                               $49,731.48
          5100923652 A2                 JAMES W PAUL                                               $61,352.81
          5100923826 A2                 JASON BYRD                                                 $60,170.51
          5100924214 A2                 GEORGE C RIDDICK JR                                        $73,336.77
          5100924384 A2                 STEPHAN M CURRY                                            $69,311.59
          5100925400 A2                 CLIFTON FREEMAN                                            $60,487.99
          5100925463 A2                 RONALD HOOVER                                             $111,049.34
          5100925739 A2                 RENE BOUKNIGHT                                             $48,550.29
          5100925802 A2                 DONALD W SEAY                                              $52,956.16
          5100925860 A2                 CHARLES J LIVINGSTON                                       $64,159.05
          5100926417 A2                 ALBERT BRISBONE                                            $55,277.27
          5100926752 A2                 MICHAEL R AYERS                                            $71,659.26
          5100926761 A2                 FRANCIS X GILL                                             $47,778.23
          5100928117 A2                 TERESA P MONDS                                             $55,301.21
          5100928403 A2                 ALLYSON PUTMAN                                             $47,034.33
          5100928640 A2                 RICHARD J PEARCE                                           $49,404.55
          5100928842 A2                 DARYL E PAINTER                                            $62,761.23
          5100928854 A2                 MARK T VANGORDER                                           $60,159.53
          5100929293 A2                 CINDY L HARVEY                                             $62,410.74
          5100929324 A2                 MARSHA RUTHERFORD                                          $93,116.80
          5100930743 A2                 HERBERT HICKS                                              $63,749.17
          5100930899 A2                 TAMMY K CLARK                                              $49,192.08
          5100931625 A2                 JOSEPH CASTRONOVO                                          $60,136.72
          5100931830 A2                 WILLIAM O FRAZIER SR                                       $53,764.60
          5100932356 A2                 WILLIE J DAVIS                                             $51,818.13
          5100933170 A2                 GAIL PICKETT                                               $44,784.44
          5100933903 A2                 AQUILLA LEWIS                                              $95,681.41
          5100934244 A2                 EDWARD SCARFO                                              $53,425.79
          5100935747 A2                 REGGIE MACK                                                $68,576.39
          5100937100 A2                 RICHARD W DIVENS                                           $49,774.85
          5100937273 A2                 ANNIE PATTERSON                                            $65,669.45
          5100937928 A2                 CHRIS A SMITH                                              $71,766.39
          5100938902 A2                 GRANT E GEHLBACH                                          $111,537.96
          5100938970 A2                 JAMES BETHEA                                               $60,982.59
          5100939929 A2                 ROXICE SULLIVAN                                            $95,950.81
          5100940022 A2                 DAVID ROBINSON JR                                          $55,718.13
          5100941146 A2                 ANTHONY COLEY                                              $63,772.47
          5100941185 A2                 SCOTT SOX                                                  $71,789.36
          5100941445 A2                 EDMUND HOFFMAN III                                         $45,440.99
          5100942274 A2                 DEWARD NORRIS LUNSFORD                                     $94,778.95
          5100942366 A2                 PATRICIA CHAMBERS                                          $55,036.46
          5100942700 A2                 DEBORAH L WHITSON                                          $57,646.48
          5100943385 A2                 ADAM R DROBNIS                                            $140,644.60
          5100943404 A2                 ASHLEY POLLARD                                             $87,723.16
          5100943834 A2                 DAVID MORIARTY                                             $78,242.26
          5100943867 A2                 GUS E KALMER                                               $59,503.77
          5100943872 A2                 DALLAS BLEDSOE                                             $74,580.65
          5100944261 A2                 MARION D COLEMAN                                           $72,824.68

          5100945495 A2                 HAROLD T BOATWRIGHT JR                                     $82,210.27
          5100946256 A2                 JACKIE E BROOME                                            $54,283.38
          5100947036 A2                 DAVID BLACKSTONE                                           $64,276.51
          5100947354 A2                 DANIEL WAYNE LEDFORD                                       $76,371.10
          5100947481 A2                 MICHAEL L CUDD                                             $55,842.65
          5100949168 A2                 PAUL REEVES                                                $54,052.59
          5100950124 A2                 WILBUR L MILFORD                                           $49,513.72
          5100950634 A2                 EDWARD THOMPSON                                            $89,155.50
          5100951078 A2                 SAMUEL H JOHNSON                                           $56,857.24
          5100953344 A2                 CHRISTOPHER E WILLIAMS                                     $52,388.95
          5100953946 A2                 TRAVIS M SCOTT                                             $47,023.97
          5100954470 A2                 DENISE SAPOUGH                                             $66,247.14
          5100954963 A2                 EILENE M KENDALL                                           $70,967.38
          5100955358 A2                 CRAIG E ALIBOZEK                                           $57,878.74
          5100957111 A2                 HOWARD L MAJETTE                                           $63,512.85
          5100957153 A2                 WILLIE MOBLEY                                              $73,088.56
          5100957160 A2                 NORWOOD A WILLIAMS                                         $74,495.17
          5100957778 A2                 GLORIA JEAN GOODMAN                                        $58,388.67
          5100958048 A2                 KELLY THORNHILL                                            $68,267.74
          5100958873 A2                 KELLY H WILLIAMS                                           $52,435.34
          5100959959 A2                 DANIEL M HOLCOMBE                                          $63,872.30
          5100959973 A2                 JERRY DUDLEY                                               $80,765.04
          5100960032 A2                 CYNTHIA E WAGONER                                          $75,848.35
          5100961181 A2                 WANDA BEARDSLEY                                            $83,482.75
          5100962993 A2                 JERRY LOSAW                                                $62,511.45
          5100963754 A2                 JOHNNY GOODE                                               $68,522.02
          5100964922 A2                 MELVIN BRADLEY BURDETTE                                    $56,602.95
          5100965498 A2                 RENEE C HOLLOWAY SINGLETON                                 $74,052.62
          5100966211 A2                 JOHN R GARRETT                                             $57,604.01
          5100966856 A2                 DORIS R GEROW                                              $57,452.75
          5100967056 A2                 MAURICE E DILLARD                                          $46,459.26
          5100968878 A2                 TERRI CALLAHAN ALLEN                                       $46,973.78
          5100968975 A2                 SCOTT B NORGAN                                             $62,486.15
          5100969133 A2                 CARLOS A THOMPSON                                          $66,459.48
          5100969147 A2                 FREDDY W HOYLE                                             $92,030.90
          5100969208 A2                 DENNIS B COX JR                                            $45,507.26
          5100969679 A2                 WAYNE WILKERSON                                            $58,346.87
          5100969904 A2                 BRENDA S PHILLIPS                                          $60,744.70
          5100970534 A2                 TONY ARNOLD OVERCASH                                       $75,962.53
          5100970992 A2                 JUANETTA FRAZIER                                           $57,137.13
          5100971510 A2                 JANIE ROBINSON                                             $63,968.13
          5100971994 A2                 KENNETH LEARY                                              $70,506.67
          5100974605 A2                 ROBERT TEDDER                                              $44,979.01
          5100975056 A2                 NOAH J HEWITT                                              $59,973.45
          5100975329 A2                 RAY J WINBURN                                              $46,380.12
          5100975482 A2                 CAROLYN W HOWELL                                           $47,977.12
          5100975513 A2                 RODNEY G CLAY                                              $60,772.46
          5100975795 A2                 JOHN A MCKIVER SR                                          $61,108.25
          5100976099 A2                 EDWARD B BERGAMINI                                        $120,150.00
          5100976241 A2                 JEFFREY JENKINS                                           $143,921.17
          5100976423 A2                 HERTFORD MOORE JR                                          $68,768.84
          5100976553 A2                 WILLIAM R CURETON                                         $107,943.89

          5100976627 A2                 JANET BATKER                                              $107,860.92
          5100977061 A2                 DEBORAH A NICHOLS                                          $63,971.01
          5100977201 A2                 LUIS J CAMPOS                                              $68,598.13
          5100977405 A2                 JAMES P WOOTEN                                             $53,573.58
          5100977414 A2                 THOMAS H RILEY                                             $75,027.42
          5100978106 A2                 LILLIE B DAVIS                                             $59,080.85
          5100978535 A2                 YVONNE P MABRY                                             $57,968.25
          5100979657 A2                 VALERIE SUTTON                                             $47,679.02
          5190001294 A2                 EVANS LOCKLEAR                                             $57,406.36
          5190001651 A2                 MARK A COSTNER                                             $58,267.63
          5190001983 A2                 RICKEY WHITE                                               $45,423.90
          5190002062 A2                 ROBERT L SAMPLES                                           $50,019.22
          5190002354 A2                 VICKI BANKS                                                $50,322.06
          5190002752 A2                 ALICE L KOON                                               $51,197.41
          5190003234 A2                 MAMIE LEE JACOBS                                           $57,941.61
          5190003488 A2                 DEBORAH PAINTER                                            $71,506.77
          5190003768 A2                 JAMES MOORE                                               $117,787.84
          5190003992 A2                 WILLIAM A BUDDIN                                           $59,294.92
          5190004546 A2                 FREDERICK STROUD                                          $102,976.55
          5190004816 A2                 WILLIE BRIGGS                                              $62,398.84
          5190005314 A2                 WILLIAM LEE CRAWFORD                                       $54,941.89
          5190005948 A2                 DORIS M MCPHERSON                                          $48,391.06
          5190006103 A2                 DOUGLAS A HADDOCK                                          $59,859.86
          5190006349 A2                 RANDY L CROUCH                                            $132,518.82
          5190007615 A2                 DORIS L REESE                                              $54,399.94
          5190009849 A2                 NICHOLAS SCOTT SAITZ                                      $113,850.85
          5190011763 A2                 ANNIE MABBINS BENJAMIN                                     $46,643.81
          5190012334 A2                 KAY E MADISON                                              $54,092.12
          5190012367 A2                 MICHAEL TOLBERT                                            $55,999.60
          5190013376 A2                 ROSS BRICE                                                 $56,396.21
          5190014538 A2                 NELSON SCOTT BISHOP                                        $44,976.07
          5190014728 A2                 MARY ANN BLAKELY                                           $62,886.58
          5190015281 A2                 DENNIS BRYAN PITTMAN                                       $56,105.86
          5190016799 A2                 HASAN ABU-EIDEH                                            $47,637.75
          5190017391 A2                 DEBRA A PENDLETON                                          $52,313.78
          5190019078 A2                 JULIUS BROWN JR                                            $66,000.00
          5190019106 A2                 MARTY LOCKLEAR                                             $62,928.43
          5190021226 A2                 DAWN ANN DODD                                              $44,608.09
          5190022910 A2                 VERNON L LAWTON JR                                         $51,874.61
          5190023044 A2                 JOHN TONEY                                                 $85,734.85
          5190024378 A2                 RICKY DALE CRAINE SR                                       $47,786.27
          5190025057 A2                 DONALD R HARRIS                                            $51,179.84
          5190025149 A2                 TIMOTHY W TAYLOR                                           $57,877.19
          5190028359 A2                 TOY W SKIPPER                                              $50,901.80
          5190031937 A2                 GAIL ENWRIGHT                                              $84,372.86
          5190032993 A2                 HOMER C ABERNATHY                                          $96,779.66
          5190033145 A2                 DIANNA ALLEN                                               $59,348.99
          5190033682 A2                 LISA A ASKEW                                               $52,456.10
          5190034608 A2                 FLORIE YOUNG                                               $44,565.03
          5190034719 A2                 MERRY ANN KISH                                             $55,622.73
          5190035257 A2                 MILLIE G MARTIN                                            $49,124.38
          5190035692 A2                 JOSEPH R HUTCHINSON                                        $69,822.98

          5190036607 A2                 JEFFREY A BLUE                                             $93,564.02
          5190037122 A2                 MARY E BIVENS                                              $76,343.26
          5190037759 A2                 EDNA R KENNEDY                                             $67,638.02
          5190038860 A2                 SHELDY B AYE                                               $59,960.19
          5190039837 A2                 KEVIN W BLANCHARD                                         $136,302.15
          5200910406 A2                 THEODORE CHRISS                                           $122,523.47
          5200938751 A2                 JAMES T HOLT                                               $65,556.53
          5200938807 A2                 PAULETTE RODGERS ASHLEY                                    $48,644.01
          5200951583 A2                 DALE D DEMONT                                              $89,749.93
          5200964367 A2                 TODD ABBEY                                                 $62,338.24
          5200965991 A2                 TAMMYLYNNKUHN ROGERS SANDERSON                             $65,777.83
          5200967644 A2                 MICHAEL W RUTH                                            $133,094.58
          5200970502 A2                 NANCY P TUCKER                                             $51,059.96
          5200971420 A2                 EDELTRAUT HERNINA EDWARDS                                 $155,054.59
          5200973027 A2                 MICHAEL PRESLEY                                            $59,970.42
          5200974173 A2                 STACEY FOXX                                               $123,863.75
          5200976428 A2                 NIEL SORENSEN                                              $67,163.21
          5200979413 A2                 LEONEL G PEREZ                                             $67,260.27
          5300967114 A2                 RICHARD DURIN CATALINE                                     $65,566.97
          5500961166 A2                 STACEY L MOLENCUPP                                         $59,146.16
          5500972927 A2                 JAMES M RANSOM                                             $99,564.48
          5500973872 A2                 PATRICK ROGERS                                             $62,365.84
          5500978266 A2                 DANNY OWEN                                                 $58,500.00
          5590025258 A2                 JAMES A MILLS                                              $58,822.26
          5600921281 A2                 SUSAN B KESSLER                                           $108,729.93
          5600979853 A2                 ALBERT J MARSHALL                                          $75,164.91
          5700969838 A2                 ROBERT C CONGER                                            $45,000.00
                                                                                               $39,277,999.04

                                                                     EXHIBIT B



                             OFFICER'S CERTIFICATE

         I, Laird Minor, Vice President of EMERGENT MORTGAGE HOLDINGS CORPORATION (the "Company") do hereby certify as follows:

         (1) No financing statements or other filings have been filed naming the Company as debtor or seller in any State of the United States of America to perfect a sale, transfer or assignment of or lien, encumbrance, security interest or other interest in, or which otherwise pertains to, the Mortgage Loans other than those filed in connection with the Unaffiliated Seller's Agreement and the Sale and Servicing Agreement and the Indenture.

         (2) The Company's chief executive office is located at 3901 Pelham Road, Greenville, South Carolina 29615.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Sale and Servicing Agreement dated as of May 1, 1999, among Prudential Securities Secured Financing Corporation, as Depositor, HomeGold, Inc., as Servicer, Fairbanks Capital Corp., as Back-up Servicer and First Union National Bank, as Indenture Trustee.

         IN WITNESS WHEREOF, I have set my hand this [ ]the day of May, 1999.



                                                     EMERGENT MORTGAGE HOLDINGS
                                                     CORPORATION




                                                     By:________________________
                                                        Name:  Laird Minor
                                                        Title:  Vice President


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